[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 20, 2026, is entered into by and among MOONLAKE IMMUNOTHERAPEUTICS, an exempted company incorporated in the Cayman Islands with limited liability (“Parent”), its Subsidiary, MOONLAKE IMMUNOTHERAPEUTICS AG, a joint-stock corporation established under the laws of Switzerland with its registered address at Dorfstrasse 29, 6300 Zug, Switzerland, and registered with the commercial register of the canton of Zug under registration number CHE-433.093.536 (“MoonLake AG”), MOONLAKE IMMUNOTHERAPEUTICS LTD, a private company incorporated in England and Wales with company number 13502700 (Moonlake UK) and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with MoonLake AG, individually or collectively, as the context may require, “Borrower”; and together with Parent and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13, collectively, the “Loan Parties”), the several financial institutions or entities from time to time party to the Loan Agreement (each, a “Lender”, and collectively “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, including any successors or assigns, “Agent”). (a) The Loan Parties, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of March 31, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date of this Amendment, the “Loan Agreement”). Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement. (b) The Loan Parties, Agent and Lender have agreed to certain amendments to the Loan Agreement upon the terms and conditions more fully set forth herein. SECTION 1 Definitions; Interpretation. (a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as amended by this Amendment). (b) Rules of Construction. The rules of construction in the final paragraph of Section 1.3 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference. SECTION 2 Amendments to the Loan Agreement. Upon the occurrence of the First Amendment Effective Date (as defined below), the Loan Agreement is hereby amended by (i) deleting the stricken text (indicated textually in the same manner as the following example: stricken text), and (ii) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended Loan Agreement attached hereto as Exhibit A. SECTION 3 Conditions of Effectiveness. The effectiveness of this Amendment (the “First Amendment Effective Date”) shall be subject to Agent’s receipt of the following documents, in form and substance satisfactory to Agent, or, as applicable, the following conditions being met: (a) this Amendment, executed by Agent, Lender and the Loan Parties; (b) with respect to Moonlake UK only:

2 (i) a copy of the executed Joinder Agreement by Moonlake UK; (ii) a copy of the executed English Law Security Documents; (iii) copies of all notices and share deliverables to be served and/or delivered pursuant to the English Law Security Documents; (iv) a perfection certificate of Moonlake UK (the “Joinder Perfection Certificate”) by Moonlake UK; (v) a customary written opinion in form and substance satisfactory to the Administrative Agent of DLA Piper UK LLP (United Kingdom), as special counsel to the Agent with respect to matters of English law, on validity and enforceability of the English Security Documents governed by English law; (vi) Agent’s receipt of (i) customary lien searches conducted in the jurisdictions in which Moonlake UK is organized or conduct business and customary intellectual property searches, in each case, reasonably satisfactory to Agent, reflecting the absence of Liens on the assets of each Loan Party other than Permitted Liens and (ii) copies, certified in a certificate executed by a duly appointed director of Moonlake UK to be true and complete as of the date hereof, of each of (A) the certificate of incorporation, memorandum and articles of association of Moonlake UK, (B) the resolutions of the board of directors of Moonlake UK approving the terms, execution and delivery of the Joinder Agreement, the English Law Security Documents and each other document executed in connection herewith and Moonlake UK’s performance of all of the transactions contemplated hereby, (C) a resolution of all shareholders of Moonlake UK approving the execution of the Joinder Agreement and English Law Security Documents and any requisite amendments to Moonlake UK's articles of association, (D) specimen signatures of each officer of Moonlake UK who shall be authorized to execute Loan Documents on behalf of Moonlake UK and (E) the register of members of Moonlake UK (and certifying that borrowing, guaranteeing and/or securing all amounts under the Loan Documents will not violate any limit binding on Moonlake UK; and (vii) a copy in ready to be filed form, which shall be filed by Agent, of a UCC-1 Financing Statement, naming Moonlake UK as “Debtor” and Agent as “Secured Party”; (c) a Swiss law governed amendment and restatement agreement regarding the amendment and restatement of the Swiss Share Pledge Agreement pursuant to the Exhausted Exchange (as defined therein) (the Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement); (d) a certificate of good standing for each Loan Party (except MoonLake AG and Moonlake UK) from its jurisdiction of organization or incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect; (e) a copy of the Advance Request executed by the Borrower for the Tranche 2 Advance; (f) a legal opinion of Gibson, Dunn & Crutcher LLP, as New York counsel, and Swiss and Cayman Islands counsel of the Loan Parties, in form and substance reasonably acceptable to Agent; (g) duly executed copy of resolutions of each Loan Party’s Board of Directors, certified by an officer or director of such Loan Party, evidencing (i) approval of the Amendment, (ii) authorizing a specified person or persons to execute the Amendment and the Loan Documents (if any) to which it is a party on its behalf, (iii) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all

3 documents and notices (including, if relevant, any Advance Request or other relevant notice) to be signed and/or dispatched by it under or in connection with this Amendment and the Loan Documents to which it is a party, and (iv) acknowledging that the Board of Directors are acting for a proper purpose and that this Amendment and the Loan Documents are in the best interests of that such Loan Party and for its commercial benefit; (h) the Loan Parties shall have paid (i) the Tranche 2 Facility Charge, (ii) the Initial Tranche 5 Facility Charge, (iii) all invoiced costs and expenses then due in accordance with Section 6(d), and (iv) all other fees, costs and expenses, if any, due and payable as of the date hereof under the Loan Agreement; (i) on the First Amendment Effective Date, immediately after giving effect to the amendments of the Loan Agreement contemplated hereby: (i) the representations and warranties contained in Section 4 shall be true and correct in all material respects on and as of the First Amendment Effective Date as though made on and as of such date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; and (ii) there exist no Defaults or Events of Default. (j) with respect to MoonLake AG only: (i) a legal opinion of Swiss counsel of the Loan Parties, in form and substance reasonably acceptable to Agent with respect to matters of Swiss law, on validity and enforceability of the Swiss Security Documents and capacity to enter into this Amendment, the English Law Share Charge and the Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement; (ii) a duly executed copy of resolutions of the Board of Directors of MoonLake AG, certified by an officer or director of MoonLake AG, evidencing (i) approval of the transactions evidenced by this Amendment, the English Law Share Charge and the Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement, (ii) authorizing a specified person or persons to execute this Amendment, the English Law Share Charge and the Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement on its behalf, (iii) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with this Amendment, the English Law Share Charge and the Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement, and (iv) acknowledging that the Board of Directors are acting for a proper purpose and that this Amendment, the English Law Share Charge and the Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement are in the best interests of MoonLake AG and for its commercial benefit, and (v) reaffirming, ratifying and confirming the granting of security interests under the Swiss Security Documents;; (iii) a copy of a resolution of the sole shareholder of MoonLake AG (i) approving the entering into of this Amendment, the English Law Share Charge and the Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement, (ii) the granting of the security interest thereunder, and (iii) reaffirming, ratifying and confirming the granting of the security interests under the Swiss Security Documents; SECTION 4 Representations and Warranties.

4 To induce Agent and Lender to enter into this Amendment, each Loan Party hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; (b) that no Event of Default has occurred and is continuing; (c) [reserved]; (d) Lender has and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by each Loan Party to Lender, pursuant to the Loan Documents or otherwise granted to or held by Lender; (e) the agreements and obligations of each Loan Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (f) the execution, delivery and performance of this Amendment by the Loan Parties will not violate (1) any organizational document of any Loan Party, (2) any material law, rule, regulation or order to which such Loan Party is subject, or (3) except as described on Schedule 5.3 to the Loan Agreement, any contractual obligation of any Loan Party which has not already been obtained and that could reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues, other than Permitted Liens and the Liens created by the Loan Agreement and the other Loan Documents. For the purposes of this Section 4, each reference in Section 5 of the Loan Agreement to “this Agreement”, and the words “hereof”, “herein”, “hereunder”, or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment. SECTION 5 Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law and only to the extent relating to facts, actions or omissions existing on or prior to the date of this Amendment, fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, in each case solely in their capacities as such, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which each Loan Party, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto provided, however, that the foregoing release shall not apply to any claims to the extent arising from the willful misconduct or gross negligence of any Releasee. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may

5 hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. SECTION 6 Miscellaneous. (a) Loan Documents Otherwise Not Affected; Reaffirmation; No Novation. (i) Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lender’s and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. (ii) Each Loan Party hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3 of the Loan Agreement and the Swiss Security Documents, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, including without limitation any Term Loan Advances funded on or after the First Amendment Effective Date, as of the date hereof, and with effect from (and including) the First Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Amendment and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement, and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith. (iii) This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of any Loan Party’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lender) security titles to or other liens on any Collateral for the Secured Obligations. (b) Conditions. For purposes of determining compliance with the conditions specified in Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto. (c) No Reliance. Each Loan Party hereby acknowledges and confirms to Agent and Lender that each Loan Party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person. (d) Costs and Expenses. The Loan Parties agree to pay to Agent on the date hereof the reasonable and documented out-of-pocket costs and expenses of Agent and each Lender party hereto, and the fees and disbursements of counsel to Agent and each Lender party hereto (excluding allocated costs of internal counsel) in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof.

6 (e) Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party. (f) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION. (g) Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. (h) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision. (i) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof. (j) Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce 68 Act, the New York Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to First Amendment Agreement] IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written. BORROWER: MOONLAKE IMMUNOTHERAPEUTICS AG Signature: /s/ Matthias Bodenstedt Print Name: Matthais Bodenstedt Title: Chief Financial Officer GUARANTORS: MOONLAKE IMMUNOTHERAPEUTICS Executed as a Deed Signature: /s/ Matthias Bodenstedt Print Name: Matthais Bodenstedt Title: Chief Financial Officer MOONLAKE IMMUNOTHERAPEUTICS LTD By: /s/ Matthias Bodenstedt Print Name: Matthais Bodenstedt Title: Director Address: 3rd Floor 114a Cromwell Road, London, United Kingdom, SW7 4AG [SIGNATURES CONTINUE ON THE NEXT PAGE]

[Signature Page to First Amendment Agreement] AGENT: HERCULES CAPITAL, INC. Signature: /s/ Seth Meyer Print Name: Seth Meyer Title: CFO

[Signature Page to First Amendment Agreement] LENDERS: HERCULES CAPITAL, INC. Signature: /s/ Seth Meyer Print Name: Seth Meyer Title: CFO HERCULES PRIVATE CREDIT FUND 1 L.P. By: Hercules Private Global Venture Growth Fund GP I LLC, its general partner Signature: /s/ Seth Meyer Print Name: Seth Meyer Title: Authorized Signatory HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P. By: Hercules Private Global Venture Growth Fund GP I LLC, its general partner Signature: /s/ Seth Meyer Print Name: Seth Meyer Title: Authorized Signatory HERCULES VENTURE GROWTH CREDIT OPPORTUNITIES FUND 1 L.P. By: Hercules Venture Growth Credit Opportunities Fund GP I LLC, its general partner Signature: /s/ Seth Meyer Print Name: Seth Meyer Title: Authorized Signatory

EXHIBIT A AMENDED LOAN AGREEMENT

Conformed through First Amendment to Loan and Security Agreement, dated February 20, 2026 EXECUTION VERSION LOAN AND SECURITY AGREEMENT THIS LOAN AND SECURITY AGREEMENT is made and dated as of March 31, 2025 and is entered into by and among MoonLake Immunotherapeutics, an exempted company incorporated in the Cayman Islands with limited liability (“Parent”), its Subsidiary, MoonLake Immunotherapeutics AG, a joint-stock corporation established under the laws of Switzerland with its registered address at Dorfstrasse 29, 6300 Zug, Switzerland, and registered with the commercial register of the canton of Zug under registration number CHE-433.093.536 (“MoonLake AG”) and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13 from time to time party hereto (together with MoonLake AG, individually or collectively, as the context may require, “Borrower”; and together with Parent and each other Person that has delivered a Joinder Agreement pursuant to Section 7.13, collectively, the “Loan Parties”), the several banks and other financial institutions or entities from time to time party hereto (each, a “Lender”, and collectively “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, including any successors or assigns, “Agent”). RECITALS A. The Loan Parties have requested Lenders make available to Borrower fivesix (6) tranches of term loans in an aggregate principal amount of up to Five Hundred Million Dollars ($500,000,000) (the “Term Loans”); and B. Lenders are willing to make the Term Loans on the terms and conditions set forth in this Agreement. AGREEMENT NOW, THEREFORE, the Loan Parties, Agent and Lenders agree as follows: SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION 1.1 Unless otherwise defined herein, the following capitalized terms shall have the following meanings: “Account Security Agreement(s)” means (i) the Swiss Bank Account Pledge Agreement, (ii) in the case of a jurisdiction outside of the United States and Switzerland, any agreements in favor of the Agent pledging or granting a Lien in respect of the bank accounts or security accounts of the applicable Loan Party as security for the Secured Obligations, in form and substance reasonably satisfactory to Agent, including the English Law Debenture and (iii) any other agreement entered into by and among Agent, the applicable Loan Party and a third-party bank or other institution (including a Securities Intermediary) in which the applicable Loan Party maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts. “ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower. 1617053195.17

2 1617053195.17 “Acquired Indebtedness” means, with respect to any specified Person, Indebtedness (other than indebtedness for borrowed money) of any other Person existing at the time such other Person is merged, consolidated or amalgamated with or into or became a Subsidiary of such specified Person and not incurred in connection with, or in contemplation of, such other Person merging, amalgamating or consolidating with or into, or becoming a Subsidiary of, such specified Person. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person, (b) the acquisition of fifty percent (50%) or more of the Equity Interests of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a Subsidiary of any Loan Party, or (c) the acquisition of, or the right to use, develop or sell (in each case, including through licensing (other than “off-the-shelf” licenses or non-exclusive licenses in ordinary course of business)), any product, product line or intellectual property of or from any other Person. “Advance(s)” means a Term Loan Advance. “Advance Date” means the funding date of any Advance. “Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by Borrower. “Affiliate” means, with respect to any Person (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) Person directly or indirectly owning, controlling or holding with power to vote fifteen percent (15%) or more of the outstanding voting securities of another Person or (c) any Person fifteen percent (15%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by such Person with power to vote such securities. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. “Agreement” means this Loan and Security Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Amended and Restated Swiss Share Pledge Agreement” means the Swiss law governed Original Swiss Share Pledge Agreement as amended and restated by the Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Loan Party or any of its Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions, including without limitation Switzerland. “Anti-Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, the laws administered by OFAC, and other applicable anti-money laundering, anti-terrorist financing, Sanctions,

3 1617053195.17 “know your client” applicable laws, and other similar legislation in any other applicable jurisdictions, including without limitation Switzerland. “Applicable End of Term Charge Percentage” means, with respect to any End of Term Charge (a) if due and payable prior to April 1, 2027, then four and twenty-five hundredths of one percent (4.25%) for any Term Loan Advance then outstanding and (b) if due and payable on and after April 1, 2027, then (i) six and ninety-five hundredths of one percent (6.95%) for any Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance or, Tranche 4 Advance or Tranche 5 Advance, in each case, then outstanding and (ii) four and twenty-five hundredths of one percent (4.25%) for any Tranche 56 Advance then outstanding. “Approval Milestone” means the satisfaction of each of the following events: (a) no Event of Default shall have occurred and be continuing and (b) the FDA has approved a Biologics License Application for Core Product with an indication for use generally consistent with that sought in Borrower’s Biologics License Application filing with the FDA and which supports the target product profile for Core Product. “Available Financial Statements” means the most recently provided financial statements under Section 7.1(b) and (c), and for periods prior to the delivery of financial statements for the applicable period(s), the most recent annual or quarterly financial statements of the Parent filed with the SEC. “Bankruptcy Code” means the federal bankruptcy law of the United States as from time to time in effect, currently as Title 11 of the United States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed. “Biologics License Application” means an application for licensure of a biological product submitted to the FDA under 42 U.S.C. §262(a) for permission to introduce, or deliver for introduction, a biologic product into interstate commerce. “Blocked Person” means any Person: (a) listed in the annex to Executive Order No. 13224 or otherwise targeted by Executive Order No. 13324, (b) determined by the U.S. Treasury Secretary to be owned or controlled by, or to act for or on behalf of any Person targeted by Executive Order No. 13324, (c) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) determined by the U.S. Treasury Secretary to have committed, or to pose a significant risk of committing, acts of “terrorism” as defined in Executive Order No. 13224, or (e) that is named on an OFAC List. “Board Approved Forecast” means the Original Forecast; provided that Borrower may from time to time, but not more than one (1) time per fiscal year, update the Original Forecast with a forecast prepared in good faith on a quarterly basis and approved by Borrower’s Board of Directors subject to the consent of Agent which shall not be unreasonably withheld, delayed or denied. “Board of Directors” means, with respect to any Person that is a corporation or an exempted company, its board of directors, with respect to any Person that is a limited liability company, its board of managers, board of members or similar governing body, and with respect to any other Person that is another form of a legal entity, such Person’s governing body in accordance with its Organizational Documents.

4 1617053195.17 “Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold or that are under clinical investigation or development by any Loan Party or any of its Subsidiaries or which any Loan Party or any of its Subsidiaries intends to sell, license, or distribute in the future including any products or service offerings under development. “Borrower’s Books” means Borrower’s or any of its Subsidiaries’ books and records including ledgers, federal, state, local and foreign tax returns, records regarding any Loan Party’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information. “Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of New York are closed for business. “Capitalized Lease” means any lease that has been or should be, in accordance with GAAP, recorded as a finance lease (and not an operating lease). “Cash” means all cash, cash equivalents and liquid funds. “Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under Securities Exchange Act of 1934, as amended), directly or indirectly, of forty-nine percent (49.0%) or more of the ordinary voting power for the election of directors, partners, managers and members, as applicable, of Parent (determined on a fully diluted basis); (b) during any period of twelve (12) consecutive months, a majority of the members of the Board of Directors of Parent cease to be composed of individuals (i) who were members of that Board of Directors on the first (1st) day of such period, (ii) whose election or nomination to that Board of Directors was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that Board of Directors or (iii) whose election or nomination to that Board of Directors was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that Board of Directors; (c) at any time, Parent shall cease to own and control, of record and beneficially, directly or indirectly, ninety eight and a half percent (98.5%) of each class of outstanding stock, shares, partnership, membership, or other ownership interest or other equity securities of each Subsidiary of Parent free and clear of all Liens (other than Permitted Liens) or (d) (i) a “change of control”, (ii) “fundamental change”, (iii) “make-whole fundamental change” or any comparable term under and as defined in any indenture governing any Permitted Convertible Debt Financing has occurred, except for any portion of the respective definitions relating to the equity capital stock of such person ceasing to be listed or quoted on a specified securities exchange, including, but not limited to, The New York Stock Exchange, The Nasdaq Global Select Market, The Nasdaq Global Market or the Nasdaq Capital Market (or any of their respective successors). “Charter” means, with respect to: (i) any Person, such Person’s incorporation, formation or equivalent documents; and (ii) the Parent, its certificate of incorporation (and any change of name certificate), its register of directors and officers and its register of mortgages and charges, each as in effect from time to time. “Class A Ordinary Shares” means class A ordinary shares in the capital of Parent, with a par value of US$0.0001 each.

5 1617053195.17 “Closing Date” means the date of this Agreement. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral Claim” means any and all present and future “claims” (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of a Lender now or hereafter arising or existing under or relating to this Agreement and related Loan Documents, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against Borrower under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable attorneys’ fees and costs, and any prepayment or termination premiums. “Compliance Certificate” means a certificate in the form attached hereto as Exhibit E. “Consolidated Net Revenue” means, for any period, the revenue of Parent, the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP for such period. “Consolidated Total Assets” means, as of any date of determination, the net assets of the Parent, Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP on such date (calculated in each case as of the most recent date for which there are Available Financial Statements). “Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease (excluding operating leases of real property), dividend, letter of credit or other payment obligation of another Person, including any such payment obligation guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business, guarantees of operating leases that do not constitute Indebtedness, or other similar contingent obligations incurred in the ordinary course of business. The amount of any Contingent Obligation shall be deemed, without duplication of the primary obligation, to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement. “Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

6 1617053195.17 “Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States of America, any State thereof, or of any other country, including without limitation Switzerland. “Core Product” means sonelokimab. “Current Company IP” means each pending, registered or issued Intellectual Property that, individually or taken together with any other such Intellectual Property, is material to the business of Borrower and its Subsidiaries as currently conducted, taken as a whole, relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the current Borrower Products, and is owned or co-owned by or exclusively in-licensed to or otherwise controlled by the Borrower or any of its Subsidiaries. “DEBA” means the Swiss Federal Act on Debt Enforcement and Bankruptcy (Bundesgesetz über Schuldbetreibung und Konkurs) of April 11, 1889, as amended from time to time. “Default” means any event, circumstance or condition that has occurred or exists, that would, with the passage of time or the requirement that notice be given or both, become an Event of Default. “De Minimis Account” means any Deposit Account or securities account holding amounts not exceeding $500,000 individually or $2,000,000 in the aggregate. “Deposit Accounts” means any “deposit accounts”, as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit. “Disqualified Equity Interest” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests) pursuant to a sinking fund obligation or otherwise on or before the date falling one hundred eighty (180) days after the Term Loan Maturity Date at the time such Equity Interests are issued (it being understood that if any such redemption is in part only such part coming into effect before one hundred eighty (180) days before the Term Loan Maturity Date shall constitute Disqualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations (other than Surviving Obligations)), (b) are redeemable at the option (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Secured Obligations (other than Surviving Obligations)) of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part on or before the date falling one hundred eighty (180) days after the Term Loan Maturity Date at the time such Equity Interests are issued, (c) provide for scheduled payments of dividends in cash or cash equivalents on or before the date falling one hundred eighty (180) days after the Term Loan Maturity Date at the time such Equity Interests are issued, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is one hundred eighty (180) days after the Term Loan Maturity Date; provided that if such Equity Interests are issued pursuant to any plan for the benefit of any employee, officer, director, manager or consultant of a Loan Party, any Subsidiary thereof, or by any such plan to such employee, officer, director, manager or consultant, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by a Loan Party or any Subsidiary

7 1617053195.17 thereof in order to satisfy applicable statutory or regulatory obligations or as a result of the termination, death or disability of such employee, officer director, manager or consultant. “Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, Section 17-220 of the Delaware Revised Uniform Limited Partnership Act for limited partnerships formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity. “Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America. “Due Diligence Fee” means a fee in an amount equal to Fifty Thousand Dollars ($50,000), which fee has been paid to Agent and received by Agent prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement. “End of Term Charge” means an amount equal to the Applicable End of Term Charge Percentage multiplied by the aggregate original principal amount of such applicable Term Loan Advances made hereunder. “Enforcement Action” means, with respect to any Lender and with respect to any Collateral Claim of such Lender or any item of Collateral in which such Lender has or claims a security interest lien or right of offset, any action, whether judicial or nonjudicial, to repossess, collect, accelerate, offset, recoup, give notification to third parties with respect to, sell, dispose of, foreclose upon, give notice of sale, disposition, or foreclosure with respect to, or obtain equitable or injunctive relief with respect to, such Collateral Claim or Collateral. The filing, or the joining in the filing, by any Lender of an involuntary bankruptcy or Insolvency Proceeding against Borrower also is an Enforcement Action. “English Law Debenture” means the English law governed debenture, dated on or about the date of the First Amendment, made by Moonlake UK as chargor and Agent as security trustee (as amended, restated, and/or supplemented from time to time). “English Law Security Documents” means the English Law Debenture, the English Law Share Charge and any other English law governed document entered into from time to time, under which a Loan Party grants a Lien, as security for any Secured Obligations (in each case as amended, restated and/or supplemented from time to time). “English Law Share Charge” means the English law governed charge over the shares in Moonlake UK, dated on or about the date of the First Amendment and made by Moonlake AG as chargor and Agent as security trustee (as amended, restated, and/or supplemented from time to time). “Equity Interests” means, with respect to any Person, the capital stock, shares, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

8 1617053195.17 “Excluded Accounts” means any of the following Deposit Accounts or securities accounts which are designated as such in writing to Agent as of the Closing Date or, with respect to any Deposit Account or securities account opened after the Closing Date, in the next Compliance Certificate delivered after such Deposit Account or securities account is opened: (a) Deposit Accounts and securities accounts exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s employees holding an aggregate amount across all such accounts of not more than amounts needed for the then-next three (3) payroll cycles, (b) any Deposit Account or securities account which is a zero-balance disbursement account, (c) any Deposit Account or securities account which is solely used for disbursements and payments of withheld income taxes, payroll taxes and/or federal, state or local employee taxes, or (d) any Deposit Account or securities account which is solely used as a trust account, escrow account, or other fiduciary account. “Excluded Non-DACA Account” means any Excluded Account, De Minimis Accounts, securities accounts andany account maintained in England and Wales and any other accounts outside the United States that are not required to be subject to an Account Security Agreement for the Agent to have a perfected security on such account. “Excluded Subsidiaries” means all of the following and “Excluded Subsidiary” means any of them, designated in writing by the Borrower from time to time: (i) Any Foreign Subsidiary that is an Immaterial Subsidiary; (ii) any Foreign Subsidiary (including any regulated entity that is subject to net worth or net capital or similar capital and surplus restrictions) that is prohibited or restricted (x) by applicable law from providing a Guaranty; or (iii) any Foreign Subsidiary with respect to which, in the reasonable judgment of the Agent, the burden or cost (including any material adverse tax consequences) of providing the Guaranty is excessive in relation to the benefits to be obtained by the Secured Parties therefrom. Notwithstanding the foregoing, the Borrower may elect, in its sole discretion, to cause any Subsidiary that qualifies as an Excluded Subsidiary to become a Guarantor (including in order to comply with the Immaterial Subsidiaries requirements) and thereafter such Subsidiary shall not constitute an “Excluded Subsidiary”. “FDA” means the U.S. Food and Drug Administration or any successor thereto. “FDA Good Manufacturing Practices” means the applicable requirements and standards set forth in the Food, Drug, and Cosmetic Act, 21 U.S.C. Section 351(a)(2)(B) and its implementing regulations (“FDCA”). “FDA Laws” means all applicable statutes, rules, regulations, standards, orders and Requirements of Law administered, implemented, enforced or issued by FDA. “First Amendment” means that certain First Amendment to Loan and Security Agreement dated as of February [_], 2026, by and among the Loan Parties, the Lenders party thereto and Agent. “First Amendment Effective Date” means that February [ ], 2026.

9 1617053195.17 “Foreign Subsidiary” means a Subsidiary other than any Domestic Subsidiary. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time. “Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof (including the FDA) or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the United States, the United States, or a foreign government, including without limitation Switzerland. “Guarantor” means each of (a) Parent and (b) any Subsidiary of Borrower that enters into Joinder Agreement to become a Guarantor or otherwise enters into a Guaranty. “Guaranty” means a guaranty with respect to the Secured Obligations, in form and substance satisfactory to Agent that may be entered into from time to time, as the same may from time to time be amended, restated, modified or otherwise supplemented, including, without limitation, the guaranty provided for in Article XII of this Agreement. “ICS Sweep Account” means an insured cash sweep account maintained at any financial institution that extends funds in such account to other depository institutions for the purpose of extending FDIC insurance coverage. “Immaterial Subsidiary” means all Foreign Subsidiaries that (a) (i) generate in the aggregate less than 5.00% of (A) the Consolidated Net Revenue of the Parent and its Subsidiaries for the most recent Test Period and (B) the Consolidated Total Assets of the Parent and its Subsidiaries as of the most recent Test Period and (ii) hold in the aggregate Cash less than $6,000,000, at all times and reported as of the last day of the most recent Test Period; provided that, if the Consolidated Net Revenue and Consolidated Total Assets or Cash of all Foreign Subsidiaries that would otherwise be an “Excluded Subsidiary” pursuant to clauses (i) and (ii) above with respect to the most recently ended Test Period exceeds (i) 5.00% of (A) the Consolidated Net Revenue of the Parent and its Subsidiaries for such Test Period and (B) the Consolidated Total Assets of the Parent and its Subsidiaries as of such Test Period or (ii) $6,000,000 in the aggregate of Cash, at any time, then Borrower shall designate in writing within ten (10) Business Days after the date the Compliance Certificate with respect to such Test Period is delivered to the Agent one or more of such Foreign Subsidiaries to become a Guarantor or Borrower to the extent necessary to eliminate such excess, (b) own no capital stock of any Subsidiary that is not an Immaterial Subsidiary, (c) own no Intellectual Property and (d) are not a party to any Material Agreement. No Borrower or Guarantor shall be permitted to be designated as an Immaterial Subsidiary. “Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services (other than trade payables or payables under Material Agreements, in each case, which are not overdue by more than 90 days and those being disputed in good faith and for which adequate reserves have been provided in accordance with GAAP), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all Capital Lease obligations, (d) all obligations to purchase, redeem, retire or defease Disqualified Equity Interests, (e) “earnouts”, purchase price adjustments, profit

10 1617053195.17 sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature arising out of purchase and sale contracts (to the extent such obligation is reflected as a liability on the balance sheet in accordance with GAAP), (f) [reserved], (g) non-contingent obligations to reimburse any bank or Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument (in the case of letters of credit, to the extent drawn upon and not reimbursed within 1 Business Day), and (h) all Contingent Obligations (in each case, to the extent drawn upon and not reimbursed within 1 Business Day): provided, that the term “Indebtedness” shall not include (i) deferred or prepaid revenue, or (ii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty, indemnity or other unperformed obligations of the seller. “Initial Facility Charge” means a fee in an amount equal to One Million Eight Hundred Seventy-Five Thousand Dollars ($1,875,000), which is payable to Lenders in accordance with Section 4.1(i). “Initial Minimum CashConditional Performance Covenant Test Date” means the date on which the amount of the advanced Term Loan Advances is first greater than or equal to One Hundred Million Dollars ($100,000,000); provided that the Initial Minimum Cash Test Date shall not be prior to January 1, 2026. For the avoidance of doubt, if the date on which the amount of the advanced Term Loan Advances is first greater than or equal to One Hundred Million Dollars ($100,000,000) occurs prior to January 1, 2026, the Initial Minimum Cash Test Date shall be January 1, 2026.earlier of the date that Financial Statements are delivered or are due in accordance with Section 7.1(b) for the quarterly period which is nine (9) months after achievement of the Approval Milestone. “Initial Minimum Cash Test Date” means September 1, 2026. “Initial Tranche 5 Facility Charge” means a fee in an amount equal to one half of one percent (0.50%) of the Tranche 5 Commitment, which is payable to Lenders in accordance with Section 4.2(g). “Insolvency Proceeding” means any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy, liquidation, moratorium, receivership, or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, administration, arrangement, receivership or other similar relief proceedings in the applicable jurisdiction from time to time in effect and affecting the rights of creditors generally, and any reference in this Agreement or any other Loan Documents, where it relates to a Swiss Loan Party to (a) winding up, administration, reorganisation or dissolution includes the filing for the declaration of bankruptcy (Stellen eines Konkursbegehrens) or a formal declaration of bankruptcy (Konkurseröffnung) within the meaning of the DEBA, its dissolution or liquidation, (ii) composition or moratorium includes (b) the filing for a request for a moratorium (Gesuch um Nachlassstundung), a grant of a moratorium (Nachlassstundung) within the meaning of the DEBA and a moratorium on any of its indebtedness, (c) a receiver, liquidator, administrator or administrative receiver includes any bankruptcy office (Konkursamt), special bankruptcy administration (ausseramtliche Konkursverwaltung), administrator (Sachwalter) or liquidator (Liquidator). “Intellectual Property” means all of Borrower’s owned Copyrights, Trademarks, Patents, Licenses, trade secrets and inventions, and mask works, Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

11 1617053195.17 “Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Closing Date between the Loan Parties party thereto and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented. “Investment” means (a) any beneficial ownership (including stock, shares, partnership interests, limited liability company interests, or other equity securities or ownership interests) of or in any Person, (b) any loan, advance or capital contribution to any Person, or (c) any Acquisition. “IRS” means the U.S. Internal Revenue Service. “Joinder Agreements” means for each Subsidiary required to join as a Borrower or as a Guarantor pursuant to Section 7.13, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit F. “Junior Indebtedness” means Subordinated Indebtedness, unsecured Indebtedness and Indebtedness with a junior Lien on the Collateral. “License” means any Copyright License, Patent License, Trademark License or other Intellectual Property license of rights or interests. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest. “Limitation” has the meaning given to it in Section 3.3. “Loan” means the Advances made under this Agreement. “Loan Documents” means this Agreement, the promissory notes (if any), the ACH Authorization (if any), the Account Security Agreements, any Joinder Agreement, all UCC Financing Statements, any Guaranty, the Swiss Law Security Documents, the English Law Security Documents, the Subordination Agreement, the Parent Pledge Agreement, the Intellectual Property Security Agreement, each Process Letter, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated. “Loan Party” means Borrower or any Guarantor. “Market Capitalization” means, for any given date of determination, an amount equal to (a) the average of the daily volume weighted average price of Parent’s Class A Ordinary Shares as reported for each of the five (5) Trading Days immediately preceding such date of determination multiplied by (b) the total number of issued and outstanding shares of Parent’s common Equity Interests that are issued and outstanding on the date of the determination and listed on the Principal Stock Exchange, subject to appropriate adjustment for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period. “Market Disruption Event” means any of the following events: (a) any suspension of, or limitation imposed on, trading by the Principal Stock Exchange in shares of common Equity Interests during any period or periods aggregating one hour or longer and whether by reason of movements in price exceeding limits permitted by the Principal Stock Exchange or otherwise relating to the common

12 1617053195.17 Equity Interests; or (b) the failure to open of the exchange or quotation system on which the common Equity Interests are traded or the closure of such exchange or quotation system prior to its respective scheduled closing time for the regular trading session on such day (without regard to after hours or other trading outside the regular trading session hours). “Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of the Loan Parties and their respective Subsidiaries taken as a whole; or (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, (iii) the ability of Agent or Lenders to enforce any of their rights or remedies; or (iv) a material part of the Collateral or Agent’s Liens on the Collateral or the priority of such Liens. “Material Agreement” means (a) the Material Licenses, and (b) any license, agreement or other contractual arrangement the termination of which before the end of its stated term would be reasonably expected to result in a Material Adverse Effect individually or in the aggregate. “Material Licenses” mean that (i) certain License Agreement, dated as of April 29, 2021, by and between Merck Healthcare KGaA and MoonLake AG and (ii) that certain Novation, Amendment, and Restatement of License Agreement, dated as of June 1, 2023, by and among Research Corporation Technologies, Merck Healthcare KGaA and MoonLake AG. “Maximum Amount” has the meaning given to it in Section 3.3. “Maximum Term Loan Amount” means Five Hundred Million Dollars ($500,000,000). “MoonLake AG Shareholders’ Agreement” means the restated and amended shareholders’ agreement with respect to MoonLake AG, dated March 31 2025. “Moonlake UK” means MOONLAKE IMMUNOTHERAPEUTICS LTD, a private company incorporated in England and Wales with company number 13502700. “Net Product Revenue” means Loan Parties’ net revenue (as determined in accordance with GAAP) solely from the sale of the Core Product, which shall not include any royalty, profit sharing, sales-based milestone revenue, upfront or non-sales-based milestone payments under business development or licensing transactions, measured on as of the date of the most recently delivered monthly or quarterly financial statements in accordance with Section 7.1(a) or Section 7.1(b). Net Product Revenue shall not include any of the following to the extent not recognizable as revenue in accordance with GAAP: (i) trade, quantity and cash discounts allowed by the Loan Parties, (ii) discounts, refunds, rebates, charge backs, retroactive price adjustment and any other allowances which effectively reduce net selling price, (iii) product returns and allowances, (iv) allowances for shipping or other distribution expenses, (v) set-offs and counterclaims, and (vi) any other similar and customary deductions that are typically deducted from gross revenue and not included in net revenue in accordance with GAAP. “Non-Disclosure Agreement” means that certain Mutual Confidential Disclosure Agreement by and between Borrower and Agent dated as of July 18, 2024. “OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control. “OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25,

13 1617053195.17 2001) and/or any other list of terrorists or other restricted Persons maintained by OFAC pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders. “Original Forecast” means the file 202512_Financial model_Atlas_vS_revised.xls delivered by Parent to Agent and Lenders prior to the First Amendment Effective Date, as the Original Forecast may be updated as set forth in the definition of Board Reviewed Forecast. “Original Swiss Law Security Documents” means the Original Swiss Share Pledge Agreement, the Swiss Receivables Assignment Agreement, the Swiss Bank Account Pledge Agreement and the Swiss Intellectual Property Security Agreement. “Original Swiss Share Pledge Agreement” means a Swiss law governed share pledge agreement, dated as of the Closing Date, entered into between the shareholders of MoonLake AG, the Lenders and the Agent relating to the pledge for security purposes of all shares in MoonLake AG. “Organizational Documents” means with respect to any Person, such Person’s Charter, and (a) if such Person is a corporation, its bylaws, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), (c) if such Person is a partnership, its partnership agreement (or similar agreement), and (d) if such Person is an exempted company, its memorandum and articles of association and any shareholders’ agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto. “Paid in Full”, “Pay in Full” or “Payment in Full” shall mean the indefeasible payment in full in cash of all Secured Obligations other than inchoate indemnification obligations which, by their terms, survive termination of this Agreement (such obligations, “Surviving Obligations”) and Lenders have no further commitment or obligation hereunder or under any other Loan Documents to make any further Advances. “Parent Pledge Agreement” means the Pledge Agreement dated as of the Closing Date between Parent and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented. “Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest. “Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States of America or any other country, including without limitation Switzerland. “Perfection Certificate” means a completed certificate entitled “Perfection Certificate and Diligence Request”, dated as of the Closing Date, delivered by Borrower to Agent and Lenders, signed by Borrower (as amended or supplemented pursuant to the terms of this Agreement). “Performance Covenant A” means the Loan Parties achieve Net Product Revenue, measured on a trailing six (6) month basis of at least fifty percent (50.00%) of the Board Approved Forecast. “Performance Covenant B” means satisfaction of each of the following at all times: (i) Parent’s Market Capitalization is greater than One Billion Five Hundred Million Dollars

14 1617053195.17 ($1,500,000,000) and (ii) the Loan Parties maintain Qualified Cash in an amount greater than or equal to the outstanding principal amount of the Term Loan Advances, multiplied by fifty percent (50.00%). “Performance Covenant C” means the Loan Parties maintain Qualified Cash, at all times, in an amount greater than or equal to the outstanding principal amount of the Term Loan Advances, multiplied by eighty-five percent (85.00%). “Performance Covenant D” means, at all times, Parent’s Market Capitalization is greater than Two Billion Dollars ($2,000,000,000). “Permitted Acquisition” means any Acquisition of entities formed in, assets located entirely within, or in-licenses governed by the laws of (a) the United States of America, Switzerland, the United Kingdom, Germany, Spain, Austria, Norway, and Denmark or such other jurisdiction reasonably consented to by the Agent and (b) to the extent that Qualified Cash exceeds 110% of the then outstanding principal amount of Term Loans, accrued interest thereon, and any Prepayment Charge or End of Term Charge that would be due and owing if the outstanding Loans were prepaid at the time of measurement at the time of such Acquisition, France Portugal, Italy or such other jurisdictions reasonably consent to by the Agent (collectively, the “Permitted Jurisdictions”), which is conducted in accordance with the following requirements: (a) of a business or Person or product engaged in a line of business compliant with Section 7.11(f); (b) if such Acquisition is structured as a stock acquisition, then the Person so acquired shall either (i) become a Wholly-Owned Subsidiary of Borrower or of a Subsidiary and Borrower shall comply, or cause such Subsidiary to comply, with Section 7.13 or (ii) such Person shall be merged with and into Borrower (with Borrower being the surviving entity); (c) if such Acquisition is structured as the acquisition or in-licensing of assets, such assets shall be acquired by Borrower or a Wholly-Owned Subsidiary of the Borrower (and such Subsidiary shall, if not a Guarantor, comply with Section 7.13 hereof), and shall be free and clear of Liens other than Permitted Liens; (d) Borrower shall have delivered to Lenders not less than fifteen (15) nor more than sixty (60) days prior to the date of such Acquisition, notice of such Acquisition together with pro forma projected financial information, copies of all material documents relating to such acquisition, and historical financial statements for such acquired entity, division or line of business, in each case in form and substance reasonably satisfactory to Lenders, and a certificate of a Responsible Officer certifying compliance with the covenants set forth in Section 7 (to the extent then in effect) on a pro forma basis as if the Acquisition occurred on the first day of the most recent Test Period; (e) both immediately before and after such Acquisition no Default or Event of Default shall have occurred and be continuing; and (f) the sum of the purchase price of such proposed new Acquisition, computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by Borrower with respect thereto, including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or shares, or any Person so acquired, is subject, shall not be greater than (i) Five Million Dollars ($5,000,000) per fiscal year for any single acquisition or group of related acquisitions or (ii) Ten Million Dollars ($10,000,000) for all such acquisitions during the term of this Agreement; provided that, the purchase price funded by any net cash proceeds received by Parent

15 1617053195.17 from the sale and issuance of Class A Ordinary Shares which sale or issuance has a primary purpose to fund such Acquisition, shall be disregarded in determining compliance with this clause (f); provided further that (i) such sale and issuance is consummated substantially contemporaneously with (and in any event, prior to, but no more than thirty (30) days prior to) the consummation of such Acquisition and (ii) such sale and issuance does not result in a Change in Control. “Permitted Bond Hedge Transactions” means any customary (as conclusively determined by the Borrower in good faith) bond hedge, call, or capped call, option (or economically equivalent swap or other derivative transaction) relating to the Class A Ordinary Shares (or other securities and/or property of Parent, following a merger event, with respect to, or a reclassification or other change to the Class A Ordinary Shares) purchased by Parent in connection with the issuance of any Permitted Convertible Debt; provided that (i) if the Permitted Convertible Debt Financing is a new issuance for cash proceeds, the purchase of any such Permitted Bond Hedge Transaction is made with, and the purchase price thereof less the proceeds received from the Borrower from the sale of any substantially concurrently executed Permitted Warrant Transaction, does not exceed, the net proceeds received by the Borrower or a Subsidiary thereof in connection with the issuance of any Permitted Convertible Indebtedness and (ii) if the Permitted Convertible Debt Financing is a new issuance in exchange for outstanding notes convertible or exchangeable into Class A Ordinary Shares of Parent (or other securities and/or property of Parent, following a merger event, with respect to, or a reclassification or other change to the Class A Ordinary Shares), the purchase (or any portion thereof) of any such Permitted Bond Hedge Transaction is made with proceeds received by the Borrower or a Subsidiary thereof in connection with any unwind of a bond hedge, call, or capped call, option issued in connection with such outstanding notes. “Permitted Convertible Debt Financing” means issuance by Parent or by Borrower or another Subsidiary of Parent of notes convertible or exchangeable into Class A Ordinary Shares of Parent (or other securities and/or property of Parent, following a merger event, with respect to, or a reclassification or other change to the Class A Ordinary Shares) that satisfies the following conditions (“Permitted Convertible Debt”): (a) if such Permitted Convertible Debt is issued by or guaranteed by Borrower or any other Subsidiary of Parent, the aggregate principal amount shall not exceed Three Hundred Million Dollars ($300,000,000), (b) such Permitted Convertible Debt shall have no scheduled amortization or principal payments, mandatory redemptions or other required payments of principal prior to the date that is one hundred eighty (180) days after the Term Loan Maturity Date, other than customary payments upon a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term (it being understood that a holder’s option to convert any such Indebtedness into Class A Ordinary Shares (and Cash in lieu of fractional shares) and payment of interest shall not be considered a required mandatory redemption or payment of principal), (c) such Permitted Convertible Debt shall either be unsecured or, if secured, the liens securing such debt will be subordinated to the liens securing the Secured Obligations, (d) not be guaranteed by any Subsidiary of Parent that is not a Borrower or a guarantor of the Secured Obligations and (e) if secured, shall specifically designate this Agreement and all Secured Obligations as “designated senior indebtedness” or similar term to effect the subordination terms referred to in clause (c). For the avoidance of doubt, Permitted Convertible Debt Financing shall not constitute Subordinated Indebtedness. Notwithstanding any other provision contained herein, all computations of amounts and ratios referred to herein shall be made on an unconverted, aggregate principal amount basis without giving effect to any treatment of Indebtedness relating to convertible notes under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard

16 1617053195.17 having a similar result or effect) requiring the valuation of any such Indebtedness in a reduced or bifurcated manner as described therein. “Permitted Exclusive License” means a license permitted pursuant to clause (ii) of the definition of Permitted Transfers. “Permitted Indebtedness” means: (i) Indebtedness of the Loan Parties in favor of any Lender or Agent arising under this Agreement or any other Loan Document; (ii) Indebtedness existing on the Closing Date which is disclosed in Schedule 1A; (iii) Indebtedness of up to One Million Dollars ($1,000,000) outstanding at any time secured by a Lien described in clause (viii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment, software or other Intellectual Property financed with such Indebtedness; (iv) Indebtedness to trade creditors incurred in the ordinary course of business, including such Indebtedness incurred in the ordinary course of business with unsecured or cash collateralized corporate credit cards, provided that, to the extent such Indebtedness is overdue by ninety (90) days or more, such Indebtedness shall not exceed an aggregate outstanding amount of Two Million Dollars ($2,000,000) at any time; (v) Indebtedness that also constitutes a Permitted Investment or is secured by a Permitted Lien; (vi) Subordinated Indebtedness; (vii) reimbursement obligations in connection with letters of credit that are at any time outstanding and secured by Cash and issued on behalf of Parent, Borrower or a Subsidiary in an amount not to exceed One Million Dollars ($1,000,000) in the aggregate; (viii) other Indebtedness in an amount not to exceed One Million Dollars ($1,000,000) at any time outstanding; (ix) intercompany Indebtedness of any Loan Party or any Subsidiary owing to another Loan Party and intercompany Indebtedness of any Subsidiary that is not a Loan party owing to another Subsidiary that is not a Loan Party; (x) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (xi) Indebtedness consisting of financing of insurance premiums in the ordinary course of business; (xii) Indebtedness in respect of netting services, overdraft protection and similar arrangements in connection with deposit or securities accounts in the ordinary course of business; (xiii) Permitted Convertible Debt Financing;

17 1617053195.17 (xiv) Indebtedness with respect to a Permitted Royalty Transaction; (xv) Indebtedness consisting of (i) guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantees, and similar obligations and (ii) guarantees with respect to Indebtedness otherwise permitted by this Agreement of any Loan Party or any of their respective Subsidiaries, to the extent that such Person that is obligated under such guaranty could have incurred such underlying Indebtedness; (xvi) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (xvii) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased, other than the amount of accrued interest, fees and premiums, if any, or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be; (xviii) deferred rent expense, deferred revenue, deferred Taxes and deferred compensation and customary obligations under employment arrangements in each case incurred in the ordinary course of business; (xix) the mark-to-market value of obligations under any Hedging Agreements incurred in the ordinary course of business; (xx) Indebtedness in respect of Capitalized Leases for fixed or capital assets within the limitations set forth in clause (xxii) of “Permitted Liens”; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding pursuant to this clause (xx), shall not exceed $30,000,000; (xxi) Obligations or liabilities in respect of any Permitted Bond Hedge Transactions, or any Permitted Warrant Transactions; and (xxii) Acquired Indebtedness not to exceed Five Million Dollars ($5,000,000) outstanding. “Permitted Investment” means: (i) Investments existing on the Closing Date which are disclosed in Schedule 1B; (ii) (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (b) commercial paper or Eurocommerical paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least Five Hundred Million Dollars ($500,000,000) maturing no more than one year from the date of investment therein, (d) money market accounts and (e) Investments permitted by Borrower’s investment policy as provided to the Agent and Lenders, as amended from time

18 1617053195.17 to time; provided that any material amendments thereto have been approved in writing by the Agent in its reasonable discretion; (iii) repurchases or redemptions of shares of Parent from former or existing employees, officers, directors or consultants of Parent under the terms of applicable repurchase agreements or similar agreements at the original issuance price, or the then-current market value, of such securities which are (A) paid in full from proceeds of sale of Company’s Qualified Equity Interests, (B) satisfied by issue of Subordinated Indebtedness to such Persons, (C) paid in Cash with the prior written consent of Agent in Agent’s sole and absolute discretion, or (D) in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year; provided that no Event of Default has occurred, is continuing or would exist after giving effect to such repurchases or redemptions; (iv) any Exchange under and as defined in the Swiss Share Pledge Agreement[Reserved]; (v) Investments in connection with Permitted Transfers; (vi) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (vii) Investments in Loan Parties and Investments by Subsidiaries that are not Loan Parties in other Subsidiaries that are not Loan Parties; (viii) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of shares in the capital of Parent or Borrower pursuant to employee share purchase plans or other similar agreements approved by the Board of Directors of Parent or the Borrower, as applicable; (ix) Investments consisting of: (A) travel advances and employee relocation loans in the ordinary course of business, and (B) loans to employees, officers, managers or directors relating to the purchase of equity securities of Parent or Borrower pursuant to employee share purchase plans or agreements approved by the Board of Directors of Parent or the Borrower, as applicable or similar governing body; not to exceed One Million Dollars ($1,000,000) in the aggregate, at any time outstanding for (A) and (B), collectively, from the Closing Date until Payment in Full; (x) Investments in Immaterial Subsidiaries so long as such Investments do not cause the Immaterial Subsidiaries or any Immaterial Subsidiary to cease to be an Immaterial Subsidiary pro forma for such Investments. (xi) Investments in newly-formed Subsidiaries that become Loan Parties and execute any such other documents as shall be reasonably requested by Agent, in each case, within the time period required under Section 7.13; (xii) Investments in Foreign Subsidiaries approved in advance in writing by Agent; (xiii) joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower, under this clause (xi) do not exceed One Million Dollars ($1,000,000) in the aggregate in any fiscal year;

19 1617053195.17 (xiv) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of the Loan Parties; (xv) Investments consisting of Deposit Accounts and securities accounts permitted by this Agreement; (xvi) to the extent constituting Investments, transactions permitted under clauses (v), (x), (xi) (xii), (xi), (xv) and (xvii) of the definition of Permitted Indebtedness; (xvii) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; (xviii) Permitted Acquisitions; (xix) additional Investments that do not exceed Five Hundred Thousand Dollars ($500,000) per fiscal year; and (xx) Investments consisting of Permitted Bond Hedge Transactions and/or Permitted Warrant Transactions, together with Investments consisting of the performance of any obligations of Parent, the Borrower or any of its Subsidiaries thereunder. For the avoidance of doubt, any Investment in a Subsidiary that becomes a Loan Party that utilized a clause (other than clause (vii)) above shall be deemed upon such Subsidiary becoming a Loan Party, as utilizing the basket in clause (vii) above and the Investments in such Subsidiary shall be deemed to no longer be outstanding under any other clause. “Permitted Liens” means: (i) Liens in favor of Agent or Lenders; (ii) Liens existing on the Closing Date which are disclosed in Schedule 1C; (iii) banker’s liens, rights of setoff, Liens and pledges in favor of financial institutions incurred in the ordinary course of business arising in connection with any bank accounts held at such institutions solely to secure payment of fees and similar costs and expenses, including pledges as per the standard general terms and conditions used by financial institutions incorporated in Switzerland (Allgemeines Bankenpfandrecht); (iv) Liens for taxes, fees, assessments or other governmental charges or levies, either not yet due or being contested in good faith by appropriate proceedings diligently conducted; provided, that Borrower or Parent maintains adequate reserves therefor on Borrower’s Books, as applicable, in accordance with GAAP; (v) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

20 1617053195.17 (vi) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder; (vii) the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (viii) Liens on Equipment or software or other intellectual property constituting purchase money Liens and other Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”; (ix) Liens incurred in connection with Subordinated Indebtedness; (x) leasehold interests in leases or subleases and licenses (other than with respect to Intellectual Property) granted in the ordinary course of business and not interfering in any material respect with the business of the licensor; (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (xii) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due and payable (provided that such Liens extend only to such insurance proceeds and not to any other property or assets); (xiii) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms; (xiv) easements, servitudes, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property; (xv) (a) security deposits in connection with real property leases in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) at any time and (b) Liens securing obligations permitted under clause (viii) of the definition of Permitted Indebtedness; (xvi) Licenses that qualify as Permitted Transfers or Permitted Investments; (xvii) Liens imposed by Requirements of Law or deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases (including leases, sub-leases and licenses of real property), government contracts, statutory obligations, surety, stay, customs and appeal bonds, performance and return of money bonds and other obligations of a like nature incurred in each case in the ordinary course of business; (xviii) Liens arising from precautionary UCC financing statements relating to operating leases, finance leases and similar arrangements, in each case, to the extent such leases or similar arrangements constitute Permitted Indebtedness or do not constitute Indebtedness;

21 1617053195.17 (xix) (a) Liens as permitted by Permitted Royalty Transactions subject to an intercreditor agreement, each as described in the definition of Permitted Royalty Transactions and (b) Liens solely on the royalty interests and/or milestone payments purchased pursuant to a Permitted Royalty Transaction and proceeds thereon (including any deposit accounts in which solely such proceeds are deposited or other deposit accounts or securities accounts reasonably acceptable to Agent); (xx) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) through (xix) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase; (xxi) Liens securing obligations under clause (xv) of the definition of Permitted Indebtedness; (xxii) Liens securing Indebtedness permitted in clause (xxi) of “Permitted Indebtedness”; provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness (and improvements and attachments thereto) and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; and (xxiii) Liens on Cash (or deposit accounts or securities accounts) securing Indebtedness permitted in clause (vii) of “Permitted Indebtedness). “Permitted Non-Qualifying Bank Lender” means one of up to ten Lenders which is not a Qualifying Bank. “Permitted Royalty Transaction” means a royalty financing (including, but not limited to, true sale or synthetic forms) whereby Borrower receives or shall receive under the terms thereof, together with the terms of any series of related transactions, net cash proceeds of no less than ThreeTwo Hundred Million Dollars ($300,000,000200,000,000) in exchange for rights to receive future payments based on net sales or revenue, as applicable, of Core Product in an amount not to exceed, in the aggregate for all such Permitted Royalty Transactions, ten percent (10.00%) of worldwide net sales or revenue, as applicable, of Core Product and/or milestone payments tied to milestone events related to the development, regulatory approval or commercialization of Core Product; provided that such transaction(s) (a) shall be subject to a customary intercreditor agreement in form and substance satisfactory to Agent, (b) for which any security in Intellectual Property is granted, shall have such grant of security limited to Intellectual Property covering or claiming Core Product, license or similar agreements involving Core Product, and regulatory filings and approvals for Core Product, subject to a customary intercreditor agreement, in form and substance satisfactory for Agent and that does not result in a legal transfer of title of any Intellectual Property owned by the Borrower or its Subsidiaries other than in accordance with such intercreditor agreement; provided further that Borrower shall not engage in more than one such transaction with respect to Core Product at any one time and (c) shall not have a scheduled maturity date, guaranteed minimum return payment or “true-up” payment earlier than one hundred eighty (180) days after the Term Loan Maturity Date and/or subject to the payment in full of the Secured Obligations (other than inchoate indemnity obligations) as required hereunder. “Permitted Transfers” means: (i) sales of Inventory in the ordinary course of business;

22 1617053195.17 (ii) (x) licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business and (y) licenses and similar arrangements (not constituting a Change of Control) in connection with business development transactions, co-development or co-promotion transactions, collaborations, licensing, partnering or similar transactions with third parties and that are entered into with commercially reasonable terms, in the case of each of clauses (x) and (y), that are not exclusive or could not reasonably result in a legal transfer of title of any such Intellectual Property; provided, however, that any such license or similar arrangement (I) may be exclusive in respects other than territory in connection with any Borrower Products (including the Core Product), and (II) may be exclusive as to territory with respect to any Borrower Products (including the Core Product) but only as to geographical areas outside of the United States of America; (iii) (a) transfers by and among Loan Parties (or Persons who shall substantially concurrently with such transfer become a Loan Party); provided that if the disposing Loan Party had granted a Lien over the asset to be transferred as security for Secured Obligations, the recipient Loan Party must immediately grant an equivalent Lien upon the transfer taking effect, and (b) transfers by and among non- Loan Parties; (iv) transfers constituting the making of Permitted Investments, or the granting of Permitted Liens; (v) dispositions of worn-out, obsolete or surplus Equipment or Inventory in the ordinary course of business; (vi) the abandonment, cancellation, allowing to lapse, or other disposition of any Intellectual Property that is no longer used or useful to the Loan Parties or, subject to Agent’s approval, which shall not be unreasonably withheld or delayed, are no longer economically practicable to maintain; (vii) Transfers consisting of (i) royalty payments or milestone payments and (ii) Permitted Exclusive Licenses or non-exclusive licenses of Intellectual Property as long as such non-exclusive license would not reasonably result in a legal transfer of title of any such Intellectual Property, in each case in connection with any Permitted Royalty Transaction; (viii) to the extent constituting Transfers, transactions in connection with Permitted Indebtedness, Permitted Liens, Permitted Investments and as contemplated in Sections 7.7, and 7.9; (ix) leasing or subleasing assets in the ordinary course of business; (x) other Transfers of assets having a fair market value of not more than One Million Dollars ($1,000,000) in the aggregate in any fiscal year; and (xi) termination of any Permitted Bond Hedge Transactions. “Permitted Warrant Transactions” means any customary (as conclusively determined by the Borrower in good faith) call option, warrant, or right to purchase (or economically equivalent swap or other derivative transaction) relating to the Class A Ordinary Shares (or other securities and/or property of Parent, following a merger event with respect to, or reclassification or other change to the Class A Ordinary Shares) sold or issued by Parent substantially concurrently with any purchase by Parent of related Permitted Bond Hedge Transactions, and the performance by Parent of its obligations thereunder.

23 1617053195.17 “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, exempted company, limited liability company, institution, other entity or government. “Prepayment Charge” means an amount equal to the following percentage of the outstanding principal amount of such Term Loan Advance being prepaid: with respect to each Term Loan Advance (which Term Loan Advance amount shall include, for the avoidance of doubt, any principal that has been added to the principal balance of such Term Loan Advance pursuant to Section 2.2(d)(ii)), (a) if the principal amount of such Term Loan Advance amounts are prepaid on or prior to the date which is twelve (12) months following the ClosingFirst Amendment Effective Date, two percent (2.00)%; (b) if the principal amount of such Term Loan Advance amounts are prepaid after the date which is twelve (12) months following the ClosingFirst Amendment Effective Date but on or prior to the date which is twenty-four (24) months following the ClosingFirst Amendment Effective Date, one percent (1.00)%; and (c) if the principal amount of such Term Loan Advance amounts are prepaid thereafter through the day before the Term Loan Maturity Date, zero percent (0.00)%. “Prime Rate” means the “prime rate” as reported in The Wall Street Journal or any successor publication thereto. “Principal Stock Exchange” means the NASDAQ or, if the common Equity Interests are not listed on the NASDAQ, the principal national securities exchange or public quotation system on which the common Equity Interests are then listed for trading or quoted. “Qualified Cash” means an amount equal to (a) the amount of the Loan Parties’ Cash held in accounts subject to a perfected Lien in favor of Agent, minus (b) the Qualified Cash A/P Amount. “Qualified Cash A/P Amount” means the amount in excess of One Hundred Thousand Dollars ($100,000) of the Loan Parties’ accounts payable under GAAP not paid after the 120th day following the invoice for such account payable. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Qualifying Bank” means (i) any “bank” as defined in the Swiss Federal Act for Banks and Savings Banks dated 8 November 1934 (Bundesgesetz über die Banken und Sparkassen), as amended from time to time (SR 952.0); or (ii) a person or entity which effectively conducts banking activities with its own infrastructure and staff as its principal purpose and which has a banking license in full force and effect issued in accordance with the banking laws in force in its jurisdiction of incorporation or, if acting through a branch, issued in accordance with the banking laws in the jurisdiction of such branch, in each case within the meaning of the Swiss Guidelines. “Receivables” means all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, Letter of Credit Rights and proceeds of Letter of Credit Rights. “Redemption Conditions” means, with respect to any redemption by Parent or Borrower of any Permitted Convertible Debt pursuant to provisions that permit redemption by Parent or the Borrower of such debt upon satisfaction of a condition related to the share price of Class A Ordinary Shares, satisfaction of each of the following events: (a) no Default or Event of Default shall exist or result therefrom, and (b) both immediately before and immediately after (and giving pro forma effect to such redemption), the Loan Parties’ Qualified Cash shall be no less than 110% of the then outstanding

24 1617053195.17 principal amount of Term Loan, accrued interest thereof and any applicable Prepayment Charge and End of Term Charge. “Registration” means any registration, authorization, approval, license, permit, clearance, certificate, and exemption issued or allowed by the FDA or state pharmacy licensing authorities (including, without limitation, new drug applications, Biologics License Applications, abbreviated new drug applications, investigational new drug applications, pricing and reimbursement approvals, labelling approvals or their foreign equivalent, and wholesale distributor permits). “Required Lenders” means at any time, the holders of more than fifty percent (50%) of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding. “Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities), in each case that are applicable to and binding upon such Person or any of its property or to which such Person or any of its property is subject. “Responsible Officer” means, for any Person, the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer, director, secretary or assistant secretary or other similar officer of such Person. Unless otherwise specified, all references herein to Responsible Officer means a Responsible Officer of Parent or the Borrower. “Restricted License” means any material License or other agreement entered into after the Closing Date with respect to which Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such License or agreement. “Restricted Obligations” has the meaning given to it in Section 3.3. “Sanctioned Country” means a country or territory which is the subject or target of comprehensive Sanctions broadly prohibiting dealings involving such country or territory (as of the date hereof, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea region of Ukraine) as may be updated from time to time. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, or by the United Nations Security Council, the European Union, any member state of the European Union, or Switzerland, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by such Person. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, the Swiss Secretariat of Economic Affairs (SECO), the Swiss Directorate of International Law (DIL) or His Majesty’s Treasury of the United Kingdom. “Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document, including any obligation to pay any amount now owing or later arising.

25 1617053195.17 “Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations in amounts and on terms and conditions satisfactory to Agent in its sole discretion and subject to a subordination agreement, in form and substance satisfactory to Agent in its sole discretion. “Subsidiary” means an entity, whether a corporation, exempted company, partnership, limited liability company, joint venture or otherwise, in which a Loan Party owns or controls, either directly or indirectly, fifty percent (50%) or more of the outstanding voting securities, including each entity listed on Schedule 1. “Surviving Obligations” has the meaning assigned to such term in the definition of “Payment in Full”. "Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement" means a Swiss law governed amendment and restatement agreement, dated as of the First Amendment Effective Date, entered into between the pledgors under the Original Swiss Share Pledge Agreement, the Lenders and the Agent (as defined therein) relating to the amendment and restatement of the Original Swiss Share Pledge Agreement. “Swiss Bank Account Pledge Agreement” means the Swiss law governed bank account pledge agreement entered into between MoonLake AG, the Lenders and the Agent relating to the pledge for security purposes of certain bank accounts of MoonLake AG. “Swiss Code of Obligations” means the Swiss Code of Obligations (Schweizerisches Obligationenrecht) of March 30, 1911, as amended from time to time. “Swiss Federal Tax Administration” means the tax authorities referred to in Art. 34 of the Swiss Withholding Tax Act. “Swiss Guidelines” means, together, the guideline S-02.123 in relation to interbank transactions of 22 September 1986 (Merkblatt S-02.123 vom 22. September 1986 betreffend Verrechnungssteuer auf Zinsen von Bankguthaben, deren Gläubiger Banken sind (Interbankguthaben)), the guideline S-02.130.1 in relation to money market instruments and book claims of Swiss debtors of April 1999 (Merkblatt S-02.130.1 vom April 1999 "Geldmarktpapiere und Buchforderungen inländischer Schuldner"), the circular letter No. 34 (1-034-V-2011) of 26 July 2011 in relation to deposits (Kreisschreiben Nr. 34 "Kundenguthaben" vom 26. Juli 2011), the circular letter No. 15 (1-015-DVS-2017) of 3 October 2017 in relation to bonds and derivative financial instruments as subject matter of taxation of Swiss federal income tax, withholding tax and stamp taxes (Kreisschreiben Nr. 15 "Obligationen und derivative Finanzinstrumente als Gegenstand der direkten Bundessteuer, der Verrechnungsteuer und der Stempelabgaben" vom 3. Oktober 2017), the practice note 010-DVS-2019-d of 5 February 2019 in relation to withholding tax on intra-group claims (Mitteilung-010-DVS-2019-d vom 5. Februar 2019 - Verrechnungssteuer: Guthaben im Konzern), the circular letter No. 46 of 24 July 2019 in relation to syndicated credit facilities (Kreisschreiben Nr. 46 "Steuerliche Behandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen" vom 24. Juli 2019), the circular letter No. 47 of 25 July 2019 in relation to bonds (Kreisschreiben Nr. 47 "Obligationen" vom 25. Juli 2019), in each case as issued, amended or replaced from time to time, by the Swiss Federal Tax Administration or as substituted or superseded and overruled by any law, statute, ordinance, court decision, regulation or the like as in force from time to time.

26 1617053195.17 “Swiss Intellectual Property Rights Security Agreement” means the Swiss law governed intellectual property agreement entered into between MoonLake AG, the Lenders and the Agent relating to the pledge for security purposes of certain Intellectual Property of MoonLake AG. “Swiss Loan Party” means any Loan Party incorporated or established under the laws of Switzerland or tax resident in Switzerland for Swiss Withholding Tax purposes. “Swiss Non-Bank Rules” means, together, the Swiss Ten Non-Bank Rule and the Swiss Twenty Non-Bank Rule. “Swiss Receivables Assignment Agreement” means the Swiss law governed receivables assignment agreement entered into between MoonLake AG and the Agent relating to the assignment for security purposes of certain insurance claims, intragroup receivables and trade receivables of MoonLake AG. “Swiss Law Security Documents” means the Original Swiss Law Security Documents, the Swiss Amendment and Restatement Agreement regarding the Swiss Share Pledge Agreement, and the Swiss Receivables Assignment Agreement, the Swiss Bank AccountAmended and Restated Swiss Share Pledge Agreement and the Swiss Intellectual Property Security Agreement. “Swiss Share Pledge Agreements” means the Swiss law governed share pledge agreement entered into between the shareholders of MoonLake AG, the Lenders and the Agent relating to the pledge for security purposes of all shares in MoonLake AG. “Swiss Ten Non-Bank Rule” means the rule that the aggregate number of Lenders under this Agreement (respectively under any Tranche if the Swiss Federal Tax Administration has confirmed that each applicable Tranche can be considered as a separate financing for Swiss Withholding Tax purposes) which are not Qualifying Banks must not at any time exceed ten (10), in each case in accordance with the meaning of the Swiss Guidelines or legislation or explanatory notes addressing the same issues which are in force at such time. “Swiss Twenty Non-Bank Rule” means the rule that (without duplication) the aggregate number of creditors (including the Lenders), other than Qualifying Banks, of a Swiss Loan Party under all its outstanding debt being relevant for the qualification as debentures (Kassenobligationen), including loans, credit facilities and/or private placements, must not at any time exceed twenty (20), in each case in accordance with the meaning of the Swiss Guidelines or legislation or explanatory notes addressing the same issues which are in force at such time. “Swiss Withholding Tax” means any Taxes levied pursuant to the Swiss Withholding Tax Act. “Swiss Withholding Tax Act” means the Swiss Federal Act on the Withholding Tax (Bundesgesetz über die Verrechnungssteuer) of October 13, 1965, as amended from time to time (SR 642.21), together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

27 1617053195.17 “Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 1 Commitment”, “Tranche 2 Commitment”, “Tranche 3 Commitment”, “Tranche 4 Commitment” and, “Tranche 5 Commitment” and “Tranche 6 Commitment”, as the case may be, opposite such Lender’s name on Schedule 1.1. “Term Loan” means any Term Loan Advance made under this Agreement. “Term Loan Advance” means each Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance, Tranche 5 Advance, Tranche 6 Advance and any other funds advanced under Section 2.2(a). “Term Loan Cash Interest Rate” means for any day a per annum rate of interest equal to the greater of either (i) (x) the Prime Rate plus (y) one and forty-five hundredths of one percent (1.45%), and (ii) eight and forty-five hundredths of one percent (8.45%), based on a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days elapsed. Notwithstanding the foregoing, upon achievement of the Approval Milestone, the Term Loan Cash Interest Rate then in effect shall be reduced by twenty-five hundredths of one percent (0.25%). “Term Loan Maturity Date” means April 1, 2030; provided that if such day is not a Business Day, the Term Loan Maturity Date shall be the immediately subsequent Business Day. “Term Loan PIK Interest Rate” means, for any day, a per annum rate of interest equal to (a) during any PIK Deferral Period, the Cash Interest Reduction Amount multiplied by 1.25 and (b) otherwise, zero percent (0.00%). “Test Period” means a period of four consecutive fiscal quarters of Parent, the Borrower and its Subsidiaries, and, for the avoidance of doubt, ending as of such fourth fiscal quarter. “Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest. “Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof, including without limitation Switzerland. “Trading Day” means any day on which (a) there is no Market Disruption Event and (b) the Principal Stock Exchange is open for trading; provided that a “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (Eastern time) or the then standard closing time for regular trading on the relevant exchange or trading system. “Tranche” means the Tranche 1 Advance, Tranche 2 AdvancesAdvance, Tranche 3 Advances, Tranche 4 Advances, Tranche 5 Advances and/or the Tranche 56 Advances, as applicable. “Tranche 1 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 1 Commitment opposite such Lender’s name on Schedule 1.1.

"Tranche 2 Commitment" means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 2 Commitment opposite such Lender's name on Schedule 1.1.

"Tranche 2 Facility Charge" means a fee in an amount equal to one half of one percent (0.50%) of the Tranche 2 Advance, which is payable to Lenders in accordance with Section 4.2(d).

"Tranche 3 Commitment" means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 3 Commitment opposite such Lender's name on Schedule 1.1.

"Tranche ~~2~~3 Commitment Period" means the period beginning on the first date on which Borrower shall have achieved the Tranche ~~2~~3 Milestone and continuing through the earlier to occur of (a) ~~December 31~~March 15, ~~2025~~2027, and (b) the date that is ~~thirty~~sixty (~~30~~60) days after the first date on which Borrower shall have achieved the Tranche ~~2~~3 Milestone.

"Tranche ~~2~~3 Facility Charge" means a fee in an amount equal to one half of one percent (0.50%) of any Tranche ~~2~~3 Advance, which is payable to Lenders in accordance with Section 4.2(~~c~~e).

"Tranche ~~2~~3 Milestone" means satisfaction of each of the following events: (a) no Default ~~of~~or Event of Default shall have occurred and be continuing and (b) Borrower shall have announced that the ~~VELA~~IZAR-1 (~~NCT06411899~~NCT06641076) and ~~VELA~~IZAR-2 (~~NCT06411379~~NCT06641089) Phase 3 studies of Core Product in ~~adult~~ patients with ~~moderate to severe hidradenitis suppurativa~~active psoriatic arthritis have each achieved their protocol-specified primary endpoint~~ with Core Product having demonstrated an acceptable safety profile, which~~, and that efficacy and safety data available to the Borrower together support the planned commercialization strategy and outlook of Borrower.

"Tranche ~~2~~3 Minimum Advance Amount" means Twenty-Five Million Dollars ($25,000,000).

"Tranche ~~3~~4 Commitment" means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche ~~3~~1 Commitment opposite such Lender's name on Schedule 1.1.

"Tranche ~~3~~4 Commitment Period" means the period beginning on the first date on which Borrower shall have achieved the Tranche ~~3~~4 Milestone and continuing through the earlier to occur of (a) ~~September~~December 15, 2026, and (b) the date that is sixty (60) days after the first date on which Borrower shall have achieved the Tranche ~~3~~4 HS Milestone.

"Tranche ~~3~~4 Facility Charge" means a fee in an amount equal to one half of one percent (0.50%) of any Tranche ~~3~~4 Advance, which is payable to Lenders in accordance with Section 4.2(~~d~~f).

"Tranche ~~3~~4 HS Milestone" means satisfaction of each of the following events: (a) no Default or Event of Default shall have occurred and be continuing and (b) Borrower or Parent shall have announced that the ~~IZAR~~VELA-1 (~~NCT06641076~~NCT06411899) and ~~IZAR~~VELA-2 (~~NCT06641089~~NCT06411379) Phase 3 studies of Core Product in adult patients with ~~active psoriatic arthritis~~moderate to severe hidradenitis suppurativa have each ~~achieved their protocol-specified primary endpoint with Core Product having~~ demonstrated clinically meaningful improvements across protocol-specified fifty-two (52) week endpoints and an acceptable safety profile, which together support (i) the planned commercialization strategy and outlook of Borrower~~.~~ and (ii) the filing of the Biologics

28

~~1617053195.17~~

29 1617053195.17 License Application for the Core Product with FDA for an indication for use generally consistent with the population studied in VELA-1 and VELA-2 of patients with moderate to severe hidradentis suppurativa as the next immediate step in development, in each case, subject to Agent’s verification. “Tranche 4 Milestone” means satisfaction of each of the following events: (a) no Default or Event of Default shall have occurred and be continuing, (b) Borrower has achieved the Tranche 4 HS Milestone, and (c) Borrower’s Market Capitalization for each of the ten (10) Trading Days immediately preceding the date of any Tranche 4 Advance is equal to or greater than One Billion Five Hundred Million Dollars ($1,500,000,000); provided that the first (1st) Trading Day of such ten (10) Trading Day period cannot be prior to Borrower’s or Parent’s public announcement of achievement of the Tranche 4 HS Milestone. “Tranche 34 Minimum Advance Amount” means Twenty-Five Million Dollars ($25,000,000). “Tranche 45 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 1 Commitment opposite such Lender’s name on Schedule 1.1. “Tranche 45 Commitment Period” means the period beginning on the first date on which Borrower shall have achieved the Tranche 45 Milestone and continuing through the earlier to occur of (a) MarchDecember 15, 2027, and (b) the date that is sixty (60) days after the first date on which Borrower shall have achieved the Tranche 45 Milestone. “Tranche 45 Facility Charge” means a fee in an amount equal to one half of one percent (0.50%) of any Tranche 45 Advance, which is payable to Lenders in accordance with Section 4.2(eh). “Tranche 45 Milestone” means satisfaction of each of the following events: (a) no Default or Event of Default shall have occurred and be continuing, (b) Borrower has achieved the Tranche 24 HS Milestone, and (c) Borrower has achieved the Tranche 3 Milestone, and (d) the FDA has accepted Borrower’s submission of the Biologics License Application for Core Product subject to Borrower providing the appropriate FDA correspondence to AgentApproval Milestone. “Tranche 45 Minimum Advance Amount” means Twenty-Five Million Dollars ($25,000,000). “Tranche 56 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 56 Commitment opposite such Lender’s name on Schedule 1.1 provided that such commitment shall be increased from time to time upon the expiration of each of the Tranche 2 Commitments, Tranche 3 Commitments and, Tranche 4 Commitments and Tranche 5 Commitments that remain undrawn as Term Loans at the time of such expiration. “Tranche 56 Facility Charge” means a fee in an amount equal to one percent (1.00%) of any Tranche 56 Advance, which is payable to Lenders in accordance with Section 4.2(fi). “Tranche 56 Minimum Advance Amount” means an amount equal to Twenty-Five Million Dollars ($25,000,000).

30 1617053195.17 “Transactions” means, collectively, (a) the execution, delivery and performance of the Loan Documents, (b) the funding of the Term Loans on the Closing Date, and (c) the payment of transaction expenses. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of New York, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. “UK Insolvency Proceeding” means with respect to any Loan Party incorporated in England and Wales, any corporate action, legal proceedings or other procedure or material step is taken in relation to: (i) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of such Loan Party, (ii) a composition, compromise, assignment or arrangement with any creditor of such Loan Party, (iii) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any such Loan Party or any of its assets, (iv) enforcement of any Lien over any assets of any such Loan Party or, in each case, any analogous procedure or step taken in any jurisdiction. Any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement shall not constitute a UK Insolvency Proceeding. “Wholly-Owned Subsidiary” of any Person shall mean a subsidiary of such Person of which securities (except for directors’ qualifying shares) or other ownership interests representing one hundred percent (100%) of the Equity Interests are, at the time any determination is being made, owned, controlled or held by such Person or one or more wholly-owned subsidiaries of such Person or by such Person and one or more wholly-owned subsidiaries of such Person. Notwithstanding the foregoing, MoonLake AG shall be considered a Wholly-Owned Subsidiary of Parent at all times. 1.2 The following terms are defined in the Sections or subsections referenced opposite such terms: Defined Term Section 1940 Act 5.6(b) Affected Lender Addendum 4 Agent Preamble Assignee 11.14 Borrower Preamble Claims 11.11(a) Collateral 3.1 Cash Interest Reduction Amount 2.2(d)(iii) Confidential Information 11.13

31 1617053195.17 Event of Default 9 Financial Statements 7.1 Indemnified Person 6.3 Lenders Preamble Liabilities 6.3 Maximum Rate 2.3 Parent Preamble Participant Register 11.8 Payment Date 2.2(e) PIK Deferral Period 2.2(c)(iii) PIK Deferral Period Start Date 2.2(d)(iii) Process Letter Addendum 5 Publicity Materials 11.19 Register 11.7 Rights to Payment 3.1 Term Loan PIK Interest 2.2(c)(ii) Tranche 1 Advance 2.2(a)(i) Tranche 2 Advance 2.2(a)(ii) Tranche 3 Advance 2.2(a)(iii) Tranche 4 Advance 2.2(a)(iv) Tranche 5 Advance 2.2(a)(v) Transfer 7.8 1.3 Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP as in effect on the date hereof, and all financial computations hereunder shall be computed in accordance with GAAP as in effect on the date hereof, consistently applied. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC. For all purposes under the Loan Documents, in connection with any Division or plan of Division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 1.4 If at any time any change in GAAP would affect the computation of any financial requirement set forth in any Loan Document, and either Borrower or the Required Lenders shall so request, Agent, Lenders and Borrower shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, such requirement shall continue to be computed in accordance with GAAP prior to such change.

32 1617053195.17 1.5 Any reference in any Loan Document to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a Division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company shall constitute a separate Person under the Loan Documents (and each Division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity) on the first date of its existence. In connection with any Division, if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such asset shall be deemed to have been transferred from the original Person to the subsequent Person. 1.6 Unless otherwise expressly provided herein, if any delivery or other performance obligation under the Loan Documents falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day. SECTION 2. THE LOAN 2.1 [Reserved] 2.2 Term Loan Advances. (a) Advances. (i) Tranche 1. Subject to the terms and conditions of this Agreement, on the Closing Date, Lenders shall severally (and not jointly) make, and Borrower agrees to draw, a Term Loan Advance in an aggregate principal amount equal to the Tranche 1 Commitment (such Term Loan Advance, the “Tranche 1 Advance”). (ii) Tranche 2. Subject to the terms and conditions of this Agreement, on the First Amendment Effective Date, Lenders shall severally (and not jointly) make a Term Loan Advance in an aggregate principal amount equal to the Tranche 2 Commitment (such Term Loan Advance, the “Tranche 2 Advance”). (iiiii) Tranche 23. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, at any time during the Tranche 23 Commitment Period, one or more additional Term Loan Advances in minimum increments of the Tranche 23 Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(iiiii)) in an aggregate principal amount up to the Tranche 23 Commitment (such Term Loan Advances, the “Tranche 23 Advances”). (iiiiv) Tranche 34. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, at any time during the Tranche 34 Commitment Period, one or more additional Term Loan Advances in minimum increments of the Tranche 34 Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(iiiiv)) in an aggregate principal amount up to the Tranche 34 Commitment (such Term Loan Advances, the “Tranche 34 Advances”).

33 1617053195.17 (ivv) Tranche 45. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, at any time during the Tranche 45 Commitment Period, one or more additional Term Loan Advances in minimum increments of the Tranche 45 Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(ivv)) in an aggregate principal amount up to the Tranche 45 Commitment (such Term Loan Advances, the “Tranche 45 Advances”). (vvi) Tranche 56. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, beginning on Closing Date and continuing through the last Business Day prior to the Term Loan Maturity Date, and conditioned on approval by Lenders’ investment committee in is sole and unfettered discretion, one or more additional Term Loan Advances in minimum increments of the Tranche 56 Minimum Advance Amount (or if less, the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(vvi)) in an aggregate principal amount up to the Tranche 56 Commitment (such Term Loan Advances, the “Tranche 56 Advances”). (b) Maximum Term Loan Amount. The aggregate amount of all outstanding Term Loan Advances shall not exceed the Maximum Term Loan Amount plus, for the avoidance of doubt, any amount equal to the Term Loan PIK Interest added to principal pursuant to Section 2.2(d)(ii). Each Term Loan Advance of each Lender shall not exceed its respective Term Commitment plus, for the avoidance of doubt, any amount equal to the Term Loan PIK Interest added to principal pursuant to Section 2.2(d)(ii). After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed. (c) Advance Request. To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least two (2) Business Day before the Closing Date and at least five (5) Business Days before each Advance Date other than the Closing Date) to Agent. Lenders shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent set forth in Section 4 and applicable to such Term Loan Advance is satisfied as of the requested Advance Date. The proceeds of any Term Loan Advance shall be deposited into an account that is subject to an Account Security Agreement. (d) Interest. (i) Term Loan Cash Interest Rate. In addition to interest accrued during the applicable PIK Deferral Period pursuant to the Term Loan PIK Interest Rate, the principal balance (including, for the avoidance of doubt, any payment-in-kind interest added to principal pursuant to Section 2.2(d)(ii)) of each Term Loan Advance shall bear interest thereon from such Advance Date (or from the date such amount equal to the Term Loan PIK Interest is added to the principal) at the Term Loan Cash Interest Rate (as such rate may be reduced for a given PIK Deferral Period in an amount equal to the applicable Cash Interest Reduction Amount pursuant to Section 2.2(d)(iii)) based on a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days elapsed. The Term Loan Cash Interest Rate will float and change on the day the Prime Rate changes from time to time. (ii) Term Loan PIK Interest Rate. In addition to interest accrued pursuant to the Term Loan Cash Interest Rate (as such rate may be reduced for a given PIK Deferral Period in an amount equal to the applicable Cash Interest Reduction Amount pursuant to

34 1617053195.17 Section 2.2(d)(iii)), to the extent Borrower has initiated a PIK Deferral Period pursuant to Section 2.2(d)(iii), the principal balance of each Term Loan Advance shall bear interest thereon during the PIK Deferral Period at the Term Loan PIK Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed (the “Term Loan PIK Interest”), which amount shall be added to the outstanding principal balance and so capitalized so as to increase the outstanding principal balance of such Term Loan Advance on each Payment Date for such Term Loan Advances outstanding and which amount shall be payable when the principal amount of the applicable Term Loan Advance is payable in accordance with Section 2.2(e). (iii) Borrower may elect, by prior written notice to Agent either: (a) prior to an Advance Date, or (b) at least five (5) Business Days prior to the first day of a month, to reduce the then effective per annum Term Loan Cash Interest Rate applicable to the Term Loan Advances, by up to one percent (1.00%) per annum (the amount by which the Term Loan Cash Interest Rate is reduced, the “Cash Interest Reduction Amount”) for a period beginning on the first day of the next month (such date pursuant to clause (a) or (b), as applicable, the “PIK Deferral Period Start Date”) and ending on, at the Borrower’s election, the last day of the third month or any subsequent month thereafter (the period from the PIK Deferral Period Start Date to such day, the “PIK Deferral Period”); provided that after the expiration of any PIK Deferral Period, the reduction to the Term Loan Cash Interest Rate by an amount equal to the Cash Interest Reduction Amount and Term Loan PIK Interest shall cease to apply. (e) Payment. Borrower will pay accrued but unpaid interest on each Term Loan Advance on the first Business Day of each calendar month (each such date, a “Payment Date”), beginning with May 1, 2025. The entire principal balance of the Term Loan Advances and all accrued but unpaid interest hereunder, shall be due and payable on the Term Loan Maturity Date. Borrower shall, subject to Addendum 1, make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Agent or Lenders will at least 10 days prior to any Payment Date (i) provide a written notice of amounts due on each Payment Date of all periodic obligations payable to Lenders under each Term Loan Advance outstanding (unless Borrower authorized debit by ACH Authorization) and (ii) reasonable and documented out-of-pocket legal fees and costs incurred by Agent or Lenders in connection with Section 11.13; provided that with respect to clause (ii) above, Borrower shall pay to such Lender such amount in full in immediately available funds within thirty (30) days of the date of such invoice. 2.3 Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lenders an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lenders’ accrued interest, reasonable costs and documented out-of-pocket costs, expenses and professional fees and any other Secured

35 1617053195.17 Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower. 2.4 Default Interest. In the event any payment is not paid on the scheduled payment date, at Agent’s election, an amount equal to four percent (4%) of such past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all outstanding Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.2(d) plus four percent (4%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2(d) or 2.4, as applicable. 2.5 Minimum interest payment. (a) The interest rates provided for in this Agreement, including under Section 2.2(d) (Interest) are minimum interest rates. (b) By entering into this Agreement, the parties have assumed in good faith that the interest payable hereunder is not and will not become subject to any deduction on account of Swiss Withholding Tax. Nevertheless, if a deduction is required by Swiss law to be made in respect of any interest payable by a Swiss Loan Party under this Agreement and should it be unlawful to comply with Section 2 and Section 4 of Addendum 1 (Payments Free of Taxes and Indemnification by Borrower) for any reason (where this could otherwise be required by the terms of such Section 2 and Section 4 of Addendum 1 (Payments Free of Taxes and Indemnification by Borrower)) and taking into account the exceptions in Section 2 and Section 4 of Addendum 1 (Payments Free of Taxes and Indemnification by Borrower): (i) the applicable interest rate in relation to that interest payment shall be A. the interest rate which would have applied to that interest payment (as provided for in Section 2.2(d) (Interest) in the absence of this clause (b) divided by: B. 1 minus the rate at which the relevant Swiss Withholding Tax deduction is required to be made (where the rate at which the relevant Swiss Withholding Tax deduction is required to be made is for this purpose expressed as a fraction of 1 rather than as a percentage), and (ii) the relevant Swiss Loan Party shall be obliged to pay the relevant interest at the adjusted rate in accordance with clause (i) above; and (iii) all references to a rate of interest in Section 2.2(d) (Interest) shall be construed accordingly. (c) To the extent that any amount payable by a Swiss Loan Party under any Loan Document becomes subject to Swiss Withholding Tax, each relevant Lender and each relevant Swiss Loan Party shall cooperate by completing any procedural formalities (including submitting forms and documents requested by the appropriate tax authority) to the extent possible and necessary (i) for the relevant Swiss Loan Party to obtain authorization to make interest payments without them being subject to Swiss Withholding Tax (or, as the case may be, at a treaty rate

36 1617053195.17 lower than the domestic tax rate) and (ii) to ensure that any person which is entitled to a full or partial refund under any relevant provision of applicable double taxation treaty is so refunded. (d) The relevant Swiss Loan Party shall provide the Lenders with all documents and information required for applying for a refund of such Swiss Withholding Tax. In the event Swiss Withholding Tax is refunded to a Lender by the Swiss Federal Tax Administration, the relevant Lender shall forward, after deduction of costs, such amount to the relevant Swiss Loan Party. Nothing in this Section 2.5 shall interfere with each Lender's right to arrange its tax affairs in whichever way it sees fit and, without limiting the foregoing, no Lender shall be under any obligation to claim any Swiss Withholding Tax refund in priority to any other claims, reliefs, credits or deductions available to it. 2.6 Prepayment. At its option upon at least five (5) Business Days prior written notice to Agent, Borrower may prepay all the outstanding Term Loan Advances by paying the entire principal balance, all accrued and unpaid interest thereon, all unpaid Lenders’ fees and reasonable and documented out-of-pocket expenses due hereunder accrued to the date of the repayment (including, without limitation, the End of Term Charge when due in accordance with Section 2.7(b)), together with a Prepayment Charge with respect to the outstanding principal amount of such Term Loan Advance amount being so prepaid. Borrower agrees that the Prepayment Charge is a reasonable calculation of Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and, subject to the next sentence, the Prepayment Charge upon the occurrence of a Change in Control or any other prepayment hereunder. Notwithstanding the foregoing, Agent and Lenders agree the Prepayment Charge shall be waived if Agent, any Lender or any of their respective Affiliates (in their sole and absolute discretion) agree in writing to refinance the Term Loan Advance prior to the Term Loan Maturity Date or a Change in Control of Parent arising from a merger or acquisition of Parent. Any amounts paid under this Section shall be applied by Agent to the then unpaid amount of any outstanding Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion. 2.7 End of Term Charge. (a) [Reserved]. (b) On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Payment in Full occurs by prepayment pursuant to Section 2.6, or (iii) the date that the outstanding Secured Obligations become due and payable, Borrower shall pay Lenders a charge equal to the End of Term Charge. (c) Notwithstanding the required payment date of such End of Term Charge, the applicable pro rata portion of the End of Term Charge shall be deemed earned by Lenders as of each date that an applicable Term Loan Advance is made. 2.8 Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loan Advances shall be made pro rata according to the Term Commitments of the relevant Lender.

37 1617053195.17 2.9 Taxes; Increased Costs. Borrower, Agent and Lenders each hereby agree to the terms and conditions set forth on Addendum 1 attached hereto. 2.10 Treatment of Prepayment Charge and End of Term Charge. Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of early termination, and Borrower agrees that it is reasonable under the circumstances currently existing and existing as of the Closing Date. The Prepayment Charge and the End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means. Each Loan Party expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration. Borrower agrees (to the fullest extent that each may lawfully do so): (a) each of the Prepayment Charge and the End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each of the Prepayment Charge and the End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Charge and the End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; and (d) Borrower shall be estopped from claiming differently than as agreed to in this Section. Borrower expressly acknowledges that its agreement to pay each of the Prepayment Charge and the End of Term Charge to Lenders as herein described was on the Closing Date and continues to be a material inducement to Lenders to provide the Term Loan Advances. SECTION 3. SECURITY INTEREST 3.1 Grant of Security Interest. Except to the extent otherwise provided hereunder, as security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, each Loan Party (other than each Loan Party which is incorporated in England and Wales) grants to Agent a security interest in all of such Loan Party’s right, title, and interest in, to and under all of such Loan Party’s personal property and other assets including without limitation the following (except as set forth herein) whether now owned or hereafter acquired (collectively, but excluding the Excluded Assets, the “Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles; (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of such Loan Party whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, any Loan Party and wherever located, and any of such Loan Party’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing. 3.2 Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include (a) (i) any “intent to use” Trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use Trademark application pursuant to 15 U.S.C. Section 1060(a) (or any successor provision) such intent-to-use application shall constitute Collateral, and (ii) any Trademarks that have been or are being applied for registration by a Loan Party with the United

38 1617053195.17 States Patent and Trademark Office or a corresponding foreign office or agency through Kellerhals Carrard, as fiduciary of such Loan Party, to protect the confidentiality of such Trademarks as potential brand names only to the extent that such Trademarks are not in use in commerce by a Loan Party, provided, that upon the selection of the final brand names and the transfer by Kellerhals Carrard to such Loan Party of the ownership of the applications for registration and, if applicable based on status, the registrations for such Trademarks, such applications and registrations shall constitute Collateral, (b) licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC (or any successor provision or provisions) of any relevant jurisdiction and the Bankruptcy Code or under principles of equity (except where the terms of such license or contract would otherwise permit the grant of a Lien thereon upon obtaining the consent of a Loan Party or any of its Affiliates), (c) any interest of any Loan Party as a lessee under an equipment lease if such Loan Party is prohibited by the terms of such lease from granting a security interest in such lease or under which such an assignment or Lien would cause a default to occur under such lease; provided, however, that upon termination of such prohibition, such interest shall immediately become Collateral without any action by any Loan Party, Agent or any Lender, (d) any Excluded Account, (e) any commercial tort claim (as defined in the UCC) that does not exceed $1,000,000, (f) any property or asset to the extent that such grant of a security interest is prohibited by any Requirement of Law of a Governmental Authority or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity; provided, however, that such security interest shall attach immediately at such time as such Requirement of Law is not effective or applicable, or such prohibition, breach, default or termination is no longer applicable or is waived, and to the extent severable, shall attach immediately to any portion of the Collateral that does not result in such consequences, (g) any assets owned by an Excluded Subsidiary, (h) fee interests in real property with a value less than $1,000,000 or real property located in the Cayman Islands, (i) motor vehicles, aircraft, aircraft engines and other assets subject to certificates of title to the extent perfection of the security interest in such assets cannot be accomplished by the filing of a UCC financing statement (or equivalent forms in jurisdictions outside of the United States), (j) letter-of-credit rights not constituting supporting obligations of other Collateral and (k) those assets as to which the Agent determines in writing that (x) the cost of obtaining a Lien or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby, or (y) would result in a material adverse tax consequence to the Loan Parties or their respective Subsidiaries (clauses (a) through (k), collectively, “Excluded Assets”). 3.3 Notwithstanding any of the foregoing or anything in this Agreement or any other Loan Document to the contrary, no perfection steps shall be required with respect to any Excluded Assets. For the avoidance of doubt, any requirement to obtain deposit account control agreements or equivalent ‘perfection by control’ arrangements shall not apply to accounts maintained outside the United States, and in England and Wales shall be satisfied by the English Law Security Documents and in Switzerland such requirement shall be governed by the Swiss Security Documents.

39 1617053195.17 3.4 Upon Payment in Full, all security interests in the Collateral granted under the Loan Documents shall immediately terminate and all rights on the Collateral shall automatically revert to each Loan Party without the need for any other action by any Person. Upon any Transfer of any assets not prohibited by this Agreement, or if any Subsidiary becomes an Excluded Subsidiary, to the extent that, after giving effect to such Transfer, such Subsidiary would not be required to guaranty any Secured Obligations, all security interests in such assets or the assets and Guarantees of such Excluded Subsidiary shall immediately terminate without the need for any other action by any Person. Agent shall promptly on request and at Borrower’s expense execute such documents and take such other steps as are reasonably necessary for the Loan Parties to evidence such termination, all at Borrower’s sole cost and expense. 3.5 Notwithstanding the grant of security interest set forth in Section 3.1, with respect to assets or Collateral of any Swiss Loan Party or assets or Collateral subject to Swiss law, the foregoing grant of security interest shall not apply to such assets or Collateral, and the terms of such Swiss Law Security Documents shall govern and control with respect to such security interest and related provisions governing the applicable Swiss Loan Party's obligations with respect to such Collateral or assets. 3.6 Notwithstanding the grant of security interest set forth in Section 3.1, with respect to assets or Collateral of any Loan Party incorporated under the laws of England and Wales or assets or Collateral subject to the laws of England and Wales, the foregoing grant of security interest shall not apply to such assets or Collateral, and the terms of such English Law Security Documents shall govern and control with respect to such security interest and related provisions governing the such Loan Party's obligations with respect to such Collateral or assets. SECTION 4. CONDITIONS PRECEDENT TO LOAN The obligations of Lenders to make the Loan hereunder are subject to the satisfaction by Borrower (or waiver by the Lenders) of the following conditions: 4.1 Initial Advance. On or prior to the Closing Date, Borrower shall have delivered to Agent the following: (a) duly executed copies of the Loan Documents to be entered into on the Closing Date and all other documents and instruments reasonably required by Agent to be executed and/or delivered on or prior to the Closing Date to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent; (b) duly executed Account Security Agreement(s) with respect to each Deposit Account or securities account, in each case, other than Excluded Non-DACA Accounts maintained by Borrower or any Loan Party; (c) a legal opinion of from Gibson, Dunn & Crutcher LLP, as New York counsel, and Swiss and Cayman Islands counsel of the Loan Parties, in form and substance reasonably acceptable to Agent; (d) duly executed copy of resolutions of each Loan Party’s Board of Directors, certified by an officer or director of such Loan Party, evidencing (i) approval of the Loan and other transactions evidenced by the Loan Documents, (ii) authorizing a specified person or persons to execute the Loan Documents to which it is a party on its behalf, (iii) authorizing a

40 1617053195.17 specified person or persons, on its behalf, to sign and/or dispatch all documents and notices (including, if relevant, any Advance Request or other relevant notice) to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party, and (iv) acknowledging that the Board of Directors are acting for a proper purpose and that the Loan Documents are in the best interests of that Borrower and for its commercial benefit; (e) a copy of a unanimous resolution of the shareholders of MoonLake AG (i) approving the entering into the Loan Documents, to which it is a party, and (ii) the granting of the security interest pursuant to the terms of the Original Swiss Law Security Documents; (f) certified copies of the Organizational Documents of the Loan Parties (except MoonLake AG), as amended through the Closing Date; (g) certified copy of the up-to-date articles of association of MoonLake AG, certified by the commercial register of the Canton of Zug; (h) certified copy of an up-to-date extract from the commercial register relating to MoonLake AG, certified by the commercial register of the Canton of Zug; (i) a certificate of good standing for each Loan Party (except MoonLake AG) from its jurisdiction of organization or incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect; (j) certified copies, dated as of a recent date, of searches for financing statements; (k) filed in the central filing office of the District of Columbia, accompanied by written evidence (including any UCC termination statements) that the Liens on any Collateral indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Term Loan Advance, will be terminated or released; (l) payment of the Due Diligence Fee, Initial Facility Charge and, to the extent invoiced at least two (2) Business Days prior to the Closing Date, reimbursement of Agent’s and Lenders’ current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance; (m) a duly executed copy of the Perfection Certificate and each exhibit and addendum thereto; (n) all certificates of insurance and copies of each insurance policy required hereunder; (o) [reserved]; (p) [reserved]; (q) [reserved]; and

41 1617053195.17 (r) a draft copy (or copies of the draft entries for) of the Parent’s register of mortgages and charges recording the security granted over its assets pursuant to the Loan Documents, in form and substance reasonably acceptable to Agent. 4.2 All Advances. On each Advance Date: (a) Agent shall have received an (i) Advance Request for the relevant Advance as required by Section 2.2(c), duly executed by Borrower’s Chief Executive Officer, Chief Financial Officer or a director of the Borrower, and (ii) any other documents Agent may reasonably request; (b) The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the applicable Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (c) [reserved]; (d) With respect to anythe Tranche 2 Advance made available on such Advanceon the First Amendment Effective Date, the Loan Parties shall have paid, or shall concurrently with such Advance pay, the Tranche 2 Facility Charge applicable to such Advance; (e) With respect to any Tranche 3 Advance made available on such Advance Date, the Loan Parties shall have paid, or shall concurrently with such Advance pay, the Tranche 3 Facility Charge applicable to such Advance; (f) With respect to any Tranche 4 Advance made available on such Advance Date, the Loan Parties shall have paid, or shall concurrently with such Advance pay, the Tranche 4 Facility Charge applicable to such Advance; (g) The Loan Parties shall have paid, or shall concurrently pay, the Initial Tranche 5 Facility Charge on the First Amendment Effective Date; (gh) With respect to any Tranche 5 Advance made available on such Advance Date, the Loan Parties shall have paid, or shall concurrently with such Advance pay, the Tranche 5 Facility Charge applicable to such Advance; and (i) With respect to any Tranche 6 Advance made available on such Advance Date, the Loan Parties shall have paid, or shall concurrently with such Advance pay, the Tranche 6 Facility Charge applicable to such Advance. (h) 4.3 Each Advance Request shall be deemed to constitute a representation and warranty by each Loan Party on the relevant Advance Date as to the matters specified in Section 4.2(b) and Section 4.4 and as to the matters set forth in the Advance Request. 4.3 [Reserved]. 4.4 No Default. As of the Closing Date and at the time of and immediately after each Advance Date, (i) no fact or condition exists that could (or could, with the passage of time, the

42 1617053195.17 giving of notice, or both) constitute an Event of Default and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES Each Loan Party represents and warrants that: 5.1 Corporate Status; Execution and Delivery; Binding Effect. (a) Each Loan Party is a corporation or exempted company duly organized, legally existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation, foreign company, limited liability company or partnership, as the case may be, in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Each Loan Party’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number, incorporation number, in each case if applicable, and other information are correctly set forth in Exhibit B, as may be updated by such Loan Party after the Closing Date pursuant to Section 7.1(n) and from time to time with delivery of an Advance Request. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally, by general principles of equity, and any other matters which are set out as qualifications or reservations as to matters of law of general application in the legal opinions required to be delivered pursuant to this Agreement or any other Loan Document. 5.2 Collateral. Each Loan Party owns or otherwise has the rights to use the Collateral, free of all Liens, except for Permitted Liens. Each Loan Party has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations. 5.3 Consents. Each Loan Party’s execution, delivery and performance of this Agreement and all other Loan Documents to which it is a party, (i) have been duly authorized by all necessary action of such Loan Party in accordance with its Organizational Documents and applicable law, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens, (iii) do not violate any (A) provisions of such Loan Party’s Organizational Documents or (B) any, law, regulation, order, injunction, judgment, decree or writ to which such Loan Party is subject in any material respect and (iv) except as described on Schedule 5.3, do not violate any contract or agreement or require the consent or approval of any other Person or Governmental Authority which has not already been obtained and that could reasonably be expected to have a Material Adverse Effect. The individual or individuals executing the Loan Documents on behalf of the Loan Parties are duly authorized to do so. 5.4 Material Adverse Effect. Since December 31, 2024, no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. No Loan Party is aware of any event or circumstance that is likely to occur that is reasonably expected to result in a Material Adverse Effect.

43 1617053195.17 5.5 Actions Before Governmental Authorities. There are no actions, suits, claims, disputes or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of any Loan Party, threatened in writing against or affecting any Loan Party or its property, that is reasonably expected to result in a Material Adverse Effect. 5.6 Laws. (a) No Loan Party nor any of its Subsidiaries is in violation of any law, rule or Regulation applicable to such Person, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority to which such Loan Party or such Subsidiaries are subject, where such violation or default could reasonably be expected to result in a Material Adverse Effect. No Loan Party, to its knowledge, is in default in any manner under any (i) any provision of any agreement or instrument evidencing material Indebtedness in any material respect, or (ii) any other agreement to which it is a party or by which it is bound for which such default could reasonably be expected to result in a Material Adverse Effect. (b) No Loan Party nor any of its Subsidiaries is an “investment company,” a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), or a company “controlled” by an “investment company” under the 1940 Act. No Loan Party nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Each Loan Party and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. No Loan Party nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. No Loan Party’s nor any of its Subsidiaries’ properties or assets have been used by such Loan Party or such Subsidiary or, to any Loan Party’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Each Loan Party and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue in all material respects their respective businesses as currently conducted. (c) No Loan Party nor any of its Subsidiaries, nor (to the knowledge of any Loan Party), to the knowledge of any of their respective agents acting in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, in violation of any Anti-Terrorism Law, or (iii) is a Blocked Person. No Loan Party, nor any of its Subsidiaries, or (to the knowledge of any Loan Party) any of their agents acting in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person in violation of any Anti-Terrorism Law, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, in violation of any Anti-Terrorism Law. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable Anti-Terrorism Laws, Anti-Corruption Laws, or Sanctions or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for

44 1617053195.17 political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 5.7 Information Correct and Current. No written information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of a Loan Party to Agent in connection with any Loan Document or included therein or delivered pursuant thereto (other than forward looking financial or business projections, or information of a general economic or industry nature) (“Information”) contained as of the date such Information was furnished, when taken as a whole with all other Information given or furnished to Agent or any Lender, contains any material misstatement of fact or, when taken together with all other such information or documents, omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which such Information was furnished (after giving effect to all supplements and updates), not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections provided by any Loan Party to Agent under the Loan Documents, whether prior to or after Closing Date, shall be provided in good faith and based on assumptions believed to be reasonable at the time prepared (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of any Loan Party, that no assurance is given that any particular projections will be realized and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results by a material amount). 5.8 Tax Matters. Except as set forth on Schedule 5.8, (a) each Loan Party and its Subsidiaries have filed all federal and state income Tax returns and other material Tax returns that they are required to file (taking into account any timely filed extensions), (b) each Loan Party and its Subsidiaries have duly paid all federal and state income Taxes and other material Taxes or installments thereof that they are required to pay, except Taxes being contested in good faith by appropriate proceedings and for which such Loan Party and its Subsidiaries maintain adequate reserves in accordance with GAAP and which Taxes, if not paid would exceed $100,000, and (c) to the best of any Loan Party’s knowledge, no proposed or pending Tax assessments, deficiencies, audits or other proceedings with respect to such Loan Party or any Subsidiary have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 5.9 Intellectual Property Claims. Each Loan Party is the sole owner of, or otherwise has the right to use, the Intellectual Property material to such Loan Party’s business. Except as described on Schedule 5.9, (i) to each Loan Party’s knowledge, each of the material and registered Copyrights and Trademarks and the material and issued Patents owned by each Loan Party is enforceable and, to such Loan Party’s knowledge, valid, (ii) no material part of the owned Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) no claim has been made to any Loan Party that the ownership of or use of any material part of the Intellectual Property violates the intellectual property rights of any third party. Exhibit C sets forth a true, correct and complete list of each Loan Party’s owned Patents, owned registered Trademarks (except for the Trademarks that have been or are being applied for registration by a Loan Party with the United States Patent and Trademark Office or a corresponding foreign office or agency through Kellerhals Carrard, as fiduciary of such Loan Party, to protect the confidentiality of such Trademarks as potential brand names, only to the extent that such Trademarks are not in use in commerce by a Loan Party), and owned registered Copyrights (together with application or registration numbers, as applicable, owned by any Loan Party or any Subsidiary), and of the material agreements to such Loan Party’s business under which such Loan

45 1617053195.17 Party in-licenses any Patents, Trademarks or Copyrights from third parties (other than shrink-wrap software licenses or other than “off-the-shelf” licenses or open-source software or other in-license which, if terminated, would not reasonably be expected to result in a Material Adverse Effect) as of the Closing Date, and shall be updated after the Closing Date from time to time pursuant to Section 7.1(n). No Loan Party is in material breach of, nor has any Loan Party failed to perform any material obligations under, any of the foregoing listed agreements and, to each Loan Party’s knowledge, no third party that is a counterparty to any such listed agreement is in material breach thereof or has failed to perform any material obligations thereunder. 5.10 Intellectual Property. (a) Except as described on Schedule 5.10, each Loan Party owns or has the right to use all Current Company IP necessary or material in the operation or conduct of such Loan Party’s business as currently conducted and proposed to be conducted by such Loan Party. Without limiting the generality of the foregoing, except for Excluded Assets and restrictions that are unenforceable under Division 9 of the UCC or are otherwise permitted under this Agreement with respect to Licenses, each Loan Party has the right, to the extent required to operate such Loan Party’s business, to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of such Loan Party’s business as currently conducted and proposed to be conducted by such Loan Party, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and each Loan Party owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other similar items that are material in the operation or conduct of such Loan Party’s business and are used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products except customary covenants in inbound license agreements and equipment leases where Borrower is the licensee or lessee . Except as disclosed on Schedule 5.10, no Loan Party is a party to, nor is it bound by, any Restricted License. (b) No material software or other materials used by any Loan Party or any of its Subsidiaries (or used in any Borrower Products) are subject to an open-source or similar license (including but not limited to the General Public License, Lesser General Public License, Mozilla Public License, or Affero License) in a manner that would cause such software or other materials to have to be (i) distributed to third parties at no charge or a minimal charge (royalty-free basis); (ii) licensed to third parties to modify, make derivative works based on, decompile, disassemble, or reverse engineer; or (iii) used in a manner that requires disclosure or distribution in source code form. (c) To the knowledge of the Loan Parties, there are no material unpaid fees or royalties under any Material Agreements that have become overdue. Each Material Agreement is in full force and effect and is legal, valid, binding, and enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. Except as set forth on Schedule 5.10(c), to the knowledge of any Loan Party, neither any Loan Party nor any of its Subsidiaries, as applicable, is in breach of or default in any manner that could reasonably be expected to materially adversely affect the Borrower Products under any Material Agreement to which it is a party, and no circumstances or grounds exist that would give rise to a claim of breach or right of rescission, termination or nonrenewal of any of the Material Agreements, including the execution, delivery and performance of this Agreement and the other Loan Documents.

46 1617053195.17 (d) Each Loan Party and each of its Subsidiaries has taken all commercially reasonable measures customary in the biopharmaceutical industry to protect the confidentiality and value of all trade secrets owned by such Loan Party or any of its Subsidiaries or used or held for use by such Loan Party or any of its Subsidiaries, in each case relating to the research, development, manufacture, production, use, commercialization, marketing, importing, offer for sale, distribution or sale of the Borrower Products. (e) At the time of any shipment of Borrower Product in the United States occurring prior to the Closing Date, the units thereof so shipped complied in all material respects with their relevant specifications and were manufactured in all material respects in accordance with applicable current FDA Good Manufacturing Practices. (f) Except as set forth on Schedule 5.10(f) (as it may be updated in a Compliance Certificate delivered in accordance with Section 7.1(d) or from time to time), there are no settlements, covenants not to sue, consents, judgments or orders which: (i) restrict the rights of any Loan Party or any of its Subsidiaries to use any owned Intellectual Property relating to the research, development, manufacture, production, use, commercialization, marketing importing, storage, transportation, offer for sale, distribution or sale of the Borrower Products, or (ii) permit any third parties to use any of its owned Intellectual Property. (g) In each case where an issued Patent within the Current Company IP is owned or co-owned by any Loan Party or any of its Subsidiaries by assignment, the assignment has been duly recorded with the United States Patent and Trademark Office. (h) There are no material maintenance, annuity or renewal fees that are currently overdue beyond their allotted grace period for any registered Current Company IP that is owned by any Loan Party or any of its Subsidiaries. (i) No payments by any Loan Party or any of its Subsidiaries are due to any other Person, in respect of the Current Company IP, other than pursuant to the Material Agreements and those fees payable to patent offices in connection with the prosecution and maintenance of the Current Company IP, and any applicable taxes and associated attorney fees, and except as would not reasonably be expected to have a Material Adverse Effect. (j) Except as set forth on Schedule 5.10(j), no Loan Party nor any of its Subsidiaries has undertaken or omitted to undertake any acts, and, no circumstance or grounds exist, that would invalidate or reduce, in whole or in part, (i) the enforceability or scope of the owned Current Company IP, or (ii) such Loan Party’s entitlement to own or in-license and exploit the Current Company IP, in each case ((i) and (ii)), in any manner that could reasonably be expected to materially adversely affect the Borrower Products. 5.11 Borrower Products. Except as set forth on Schedule 5.11, no Intellectual Property owned by any Loan Party or Borrower Product has been or is subject to any actual or, to the knowledge of any Loan Party, threatened litigation, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency, but excluding office actions or similar communications issued by the United States Patent and Trademark Office or corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner such Loan Party’s use, transfer or licensing thereof or that would reasonably be expected to adversely affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that

47 1617053195.17 obligates any Loan Party to grant licenses or ownership interest in any future Intellectual Property to be used in the operation or conduct of the business of such Loan Party or Borrower Products to an extent that would reasonably be expected to materially adversely affect such Loan Party’s ability to perform or pay the Secured Obligations in accordance with the Loan Documents. No Loan Party has received any written notice or claim, or, to the knowledge of any Loan Party, oral notice or claim, challenging such Loan Party’s ownership in any Intellectual Property used in the operation or conduct of the business of such Loan Party or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to any Loan Party’s knowledge, is there a reasonable basis for any such claim. Neither any Loan Party’s use of its Intellectual Property in the operation or conduct of the business of such Loan Party nor the manufacture and sale of Borrower Products infringes the intellectual property rights of others, other than infringements that would not reasonably be expected to materially adversely affect such Loan Party’s ability to perform or pay the Secured Obligations in accordance with the Loan Documents 5.12 Financial Accounts. Exhibit D, as may be updated by Borrower in a written notice provided to Agent after the Closing Date, contains a true, correct and complete list of (a) all banks and other financial institutions at which any Loan Party or any Subsidiary maintains Deposit Accounts and (b) all institutions at which any Loan Party or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. 5.13 Employee Loans. Except for loans constituting Permitted Investments or as described on Schedule 5.13, no Loan Party has outstanding loans to any employee, officer or director of such Loan Party nor has any Loan Party guaranteed the payment of any loan made to an employee, officer or director of such Loan Party by a third party. 5.14 Capitalization and Subsidiaries. (a) Each Loan Party’s capitalization as of the Closing Date is set forth on Schedule 5.14 annexed hereto. No Loan Party owns any stock, shares, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, (as it may be updated in a Compliance Certificate delivered in accordance with Section 7.1(d) or from time to time), is a true, correct and complete list of each Subsidiary. (b) No Subsidiary which has been designated as an Excluded Subsidiary fails to satisfy the limitations set forth in the definition thereof. 5.15 Solvency. The fair salable value of the Loan Parties’ consolidated assets (including goodwill minus disposition costs) exceeds the fair value of the Loan Parties’ consolidated liabilities; the Loan Parties, taken as a whole, are not left with unreasonably small capital after the transactions in this Agreement; and the Loan Parties and their Subsidiaries, on a consolidated basis are able to pay their debts (including trade debts) as they mature. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. 5.16 Compliance with Swiss Non-Bank Rules. The Swiss Non-Bank Rules are complied with by the Swiss Loan Parties, provided that no misrepresentation under this Section 5.16 shall be deemed to be made if the relevant number of creditors in respect of either the Swiss Ten Non-Bank Rule or the Swiss Twenty Non-Bank Rule is exceeded solely as a result of (i) one or more Lenders failing to comply with any of the relevant requirements of Section 11.8

48 1617053195.17 (Successors and Assigns), (ii) a Lender incorrectly declaring its status as to whether or not it is a Qualifying Bank or qualifies as one creditor only for the purposes of the Swiss Non-Bank Rules, (iii) a Lender which indicated pursuant to Exhibit L that it is a Qualifying Bank, ceasing to be a Qualifying Bank or (iv) a Lender which is not a Qualifying Bank ceasing to count as one creditor for purposes of the Swiss Non-Bank Rules. For the purpose of its compliance with the Twenty Non-Bank Rule under this Section 5.16, the number of Lenders under this Agreement which are not Qualifying Banks shall be deemed to be 10 (irrespective of whether or not there are, at any time, any such Lenders). SECTION 6. INSURANCE; INDEMNIFICATION 6.1 Coverage. Borrower shall cause to be carried and maintained a multinational general and product liability program as maintained on the Closing Date which program shall include coverage for property damage covering Borrower and its Subsidiaries. Borrower must maintain a minimum of Four Million Dollars ($4,000,000) for each occurrence under the multinational general and product liability program. Borrower maintains and shall continue to maintain a minimum of Four Million Dollars ($4,000,000) of directors’ and officers’ insurance for each occurrence and Ten Million Dollars ($10,000,000) in the aggregate. So long as Payment in Full shall not have been satisfied, Borrower shall also cause to be carried and maintained insurance upon the business and assets of Borrower and its Subsidiaries, as may be required by applicable law, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated, as determined by Borrower in good faith. If Borrower fails to obtain the insurance called for by Section 6.1 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Agent may obtain such insurance or make payment of any premium due and payable and unpaid by the Borrower, and all amounts so paid by Agent shall be due and payable promptly upon written demand for reimbursement thereof, bearing interest at the rate then applicable to the Secured Obligations, and secured by the Collateral. Agent will make reasonable efforts to provide Borrower with notice of Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Agent are deemed an agreement to make similar payments in the future or Agent’s waiver of any Event of Default. 6.2 Certificates. Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2, provided that Borrower shall not be required to deliver certificates of insurance for directors’ and officers’ insurance. To the extent customary in the applicable jurisdiction, Borrower’s insurance certificate shall reflect Agent (shown as “Hercules Capital, Inc., as Agent, and its successors and/or assigns”) is an additional insured for commercial general liability, a lenders loss payable for general and product liability insurance, subject to the insurer’s approval, and a lenders loss payable for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. Attached to such certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for general and product liability insurance to the extent customary in the applicable jurisdiction. The Borrower shall use commercially reasonable efforts to provide that all certificates of insurance required to be delivered hereunder will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests. Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved.

49 1617053195.17 Borrower shall provide Agent with copies of each insurance policy, and upon entering into or amending any insurance policy (other than clinical trial insurance policies) required to be pledged pursuant to the Swiss Receivables Assignment Agreement, Borrower shall provide copies of any new or renewed or amended policies, to the extent required to comply with its insurance obligations in Section 6.1, in accordance with Section 7.1(k). 6.3 Indemnity. Borrower agrees to indemnify and hold Agent, Lenders and their officers, directors, employees, agents, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all third-party claims, costs, expenses, damages and liabilities (including such claims, reasonable and documented out-of-pocket costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable and documented out-of-pocket attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent such Liabilities arise solely out of gross negligence or willful misconduct of any Indemnified Person or changes in income tax rates. This Section 6.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, this Agreement, in each case, subject to the applicable statute of limitations. SECTION 7. COVENANTS OF THE LOAN PARTIES Each Loan Party agrees as follows: 7.1 Financial Reports. Parent or the Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”): (a) as soon as practicable (and in any event within thirty (30) days) after the end of each month, (i) bank statements showing cash balances, as of the last day of such month, along with a description of (i) balances in each deposit or security account, jurisdiction of the each such account, and which each Loan Party or its Subsidiary owns such account and (ii) a report detailing any material contingencies (including the commencement of any material litigation by or against any Loan Party) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, all certified by a duly authorized director or officer of Parent or the Borrower; (b) as soon as practicable (and in any event within forty-five (45) days) after the end of each calendar quarter (other than the fourth quarter of Parent’s fiscal year), unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against any Loan Party) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, certified by a duly authorized director or officer of Parent or the Borrower to the effect

50 1617053195.17 that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year-end adjustments; (c) as soon as practicable (and in any event within ninety (90) days after the end of each fiscal year starting with the fiscal year ending December 31, 2025, audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified without qualification (other than any “going concern” statement that is due to the impending maturity of the Secured Obligations) by Baker Tilly US, LLP, any “Big Four” accountancy firm or any other firm of independent certified public accountants selected by Borrower or Parent and reasonably acceptable to Agent, accompanied by any management report from such accountants; (d) (i) concurrent with delivery of the financial deliverables as and when required by Section 7.1(a) or (ii) within five (5) Business Days of delivery of the financial deliverables as and when required by Section 7.1(b) or Section 7.1(c), a Compliance Certificate covering the applicable fiscal month, quarter or year, as applicable; (e) [reserved]; (f) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements, information or reports that any Loan Party has made available to holders of its shares and copies of any regular, periodic and special reports or registration statements that any Loan Party files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or any national securities exchange; (g) copies of any material Governmental Approvals obtained by any Loan Party or any of its Subsidiaries for the last fiscal year; (h) [reserved]; (i) financial and business projections promptly following their approval by Parent’s Board of Directors, and in any event, within sixty (60) days prior to the end of Borrower’s fiscal year; (j) [reserved]; (k) Concurrently with the delivery of the financial statements described in Section 7.1(b), insurance renewal statements and amendments of insurance policies including copies of the related insurance policies if not previously provided together with updated insurance certificates, in each case, required to be maintained in accordance with Section 6.1, and entered into during the reporting period; (l) prompt notice of any legal process that in the reasonable judgement of the Borrower is likely to result in damages, expenses or liabilities in excess of $2,000,000; (m) prompt (but in any event no more than two (2) Business Days’) notice if any Loan Party or any Subsidiary has knowledge that any Loan Party, or any Subsidiary or Affiliate of any Loan Party, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere

51 1617053195.17 to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering; and (n) together with the delivery of the Compliance Certificate with respect to the financial statements referred to in Section 7.1(b) and Section 7.1(c), updates to information in Exhibits B, C and D attached hereto (or confirming that there has been no change in such information since the later of the Closing Date or the last such update). Borrower shall not (without the consent of Agent, such consent not to be unreasonably withheld, delayed or conditioned) make any material change in its (a) accounting policies or reporting practices, except as required by GAAP or as disclosed in its financial statements delivered pursuant to Section 7.1(b) or Section 7.1 (c) or (b) fiscal years. The fiscal year of Borrower shall end on December 31. The executed Compliance Certificate, and all financial statements required to be delivered hereunder shall be sent per instructions (i) specified on Addendum 2 or (ii) otherwise provided by Agent to Borrower via a written notice from time to time. Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c) or (f) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered (i) on the date on which Borrower emails a link thereto or electronic copy thereof to Agent or (ii) when such documents are otherwise filed or furnished with the SEC and first become available at www.sec.gov. Notwithstanding anything to the contrary in this Agreement or any other Loan Document including this Section 7.1 and Section 7.2 or Section 7.14, in no event shall any Loan Party or any Subsidiary be required to provide any information (i) in respect of which disclosure to Agent or any Lender (or their respective representatives or contractors) is prohibited by Requirements of Law or binding agreement with any third party, (ii) which is subject to attorney-client or similar privilege or constitutes attorney work-product, or (iii) which constitutes a trade secret of the Loan Parties or any Subsidiary. 7.2 Management Rights. The Loan Parties shall permit any representative that Agent or Lenders authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of the Loan Parties, in each case, with respect to the Collateral and shall at all times be subject to the confidentiality provisions set forth in Section 11.14,. at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than once per fiscal year. In addition, in connection with such inspections, any such representative shall have the right to meet with senior management of the Loan Parties to discuss such books of account and records at reasonable times and upon reasonable notice during normal business hours. In addition, Agent or Lenders shall be entitled at reasonable times and intervals and upon reasonable notice during normal business hours to consult with and advise the senior management of the Loan Parties concerning significant business issues affecting the Loan Parties provided that such issues are jointly agreed to constitute significant business issues, provided further that such consultations shall not unreasonably interfere with the Loan Parties’ business operations and management shall agree to timing of such consultation. The parties intend that the rights granted Agent and the Lenders under this clause shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or

52 1617053195.17 Lenders with respect to any business issues shall not be deemed to give Agent or Lenders, nor be deemed an exercise by Agent or Lenders of, control over the Loan Parties’ management or policies. 7.3 Further Assurances. Each Loan Party shall, and shall cause each other Loan Party to, in each case, as reasonably requested by Agent, from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, promissory notes or other documents to perfect, give the highest priority to Agent’s Lien on the Collateral contemplated by the Loan Documents (subject to Permitted Liens) or otherwise evidence Agent’s rights herein in each case only to the extent required by, and in the manner customary under, the laws of the jurisdiction in which the relevant Collateral is located. Each Loan Party shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby or pursuant to applicable Loan Documents. In addition, and for such purposes only, each Loan Party hereby authorizes Agent to execute and deliver on behalf of such Loan Party and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of such Loan Party in accordance with Section 9504 of the UCC), collateral assignments, notices, control agreements, security agreements and other documents without the signature of such Loan Party either in Agent’s name or in the name of Agent as agent and attorney-in-fact for such Loan Party. The Loan Parties shall protect and defend the Loan Parties’ title to the Collateral and Agent’s Lien thereon against all material claims and demands of all Persons claiming any interest adverse to the Loan Parties or Agent other than Permitted Liens. 7.4 Indebtedness. No Loan Party shall create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on any Loan Party an obligation to prepay any Indebtedness, except for (a) Permitted Convertible Debt and actions permitted in respect thereof pursuant to Section 7.24, (b) purchase money Indebtedness pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) inter-company Indebtedness owed by such Subsidiary to any Loan Party, or (ii) if such Subsidiary is not a Loan Party, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Loan Party, (d) payments made on Subordinated Indebtedness to the extent permitted under the relevant Subordination Agreement, (e) other prepayments on Indebtedness not to exceed One Million Dollars ($1,000,000) in the aggregate, (f) any exchange of Junior Indebtedness with other Junior Indebtedness; provided such exchanged Junior Indebtedness is on similar terms and not materially more onerous to comply with or (g) as otherwise permitted hereunder or approved in writing by Agent. 7.5 Collateral. Each Loan Party shall at all times (a) keep the Collateral and all other property and assets used in and material to any Loan Party’s business or in which any Loan Party now or hereafter holds any interest free and clear from any legal process or Liens whatsoever (except for Permitted Liens), and (b) give Agent prompt written notice of any legal process affecting the Collateral, in each case with a value of $2,000,000 or more, such other property and assets, or any Liens thereon, provided, however, that the Collateral and such other property or assets may be subject to Permitted Liens. No Loan Party shall agree with any Person other than Agent or Lenders not to encumber its property other than in connection with Permitted Liens. No Loan Party shall enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its property (including Intellectual Property), whether now owned or hereafter acquired, to secure

53 1617053195.17 its obligations under the Loan Documents to which it is a party, other than in each case (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby) or letters of credit otherwise permitted hereby, (c) customary restrictions on the assignment of leases, licenses and other agreements, and (d) agreements and arrangements relating exclusively to any Excluded Assets, (e) restrictions and conditions imposed by Requirements of Law, and (f) customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements (other than in respect of any Wholly Owned Subsidiary) entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company, joint venture or similar Person. Each Loan Party shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest materially adverse to such Subsidiary, and each Loan Party shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens). 7.6 Investments. No Loan Party shall directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments. This Section 7.6 shall not prohibit any action permitted pursuant to Section 7.24 in respect of Permitted Convertible Debt. 7.7 Distributions. No Loan Party shall, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than (x) pursuant to an Exchange under and as defined in the MoonLake AG Shareholders’ Agreement or (y) pursuant to (i) employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest or (ii) pursuant to clause (iii) of the definition of Permitted Investment or (b) declare or pay any cash dividend or make any other cash distribution on any class of stock or other Equity Interest, except that a Subsidiary of the Parent may pay dividends or make other distributions to any Loan Party or any Subsidiary of any Loan Party or (c) except for Permitted Investments, lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of One Hundred Thousand Dollars ($100,000) in the aggregate outstanding at any time, or (d) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof other than pursuant to the terms thereof so long as such conversion does not result in a Change in Control, or (e) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of One Hundred Thousand Dollars ($100,000) in the aggregate. Notwithstanding the foregoing, the Loan Parties shall be able to (a) make any payment of premium or other amount in respect of, and otherwise performing its obligations under, or required early unwind or settlement of, any Permitted Bond Hedge Transaction or Permitted Warrant Transaction; provided that, to the extent cash is required to be paid under a Permitted Warrant Transaction as a result of the election of “cash settlement” (or substantially equivalent term) as the “settlement method” (or substantially equivalent term) thereunder by the applicable Loan Party (including in connection with the exercise and/or early unwind or settlement thereof), the payment of such cash shall not be permitted other than to the extent such payment is offset against any payments received by Parent, the Borrower or a Subsidiary, as applicable, pursuant to

54 1617053195.17 the exercise, settlement, termination or unwind of any related Permitted Bond Hedge Transaction substantially concurrently with, or a commercially reasonable period of time before or after, the unwind or settlement of the relevant Permitted Warrant Transaction, which are not applied or credited toward any payments or deliveries under Permitted Convertible Debt as permitted hereunder or (b) deliver Class A Ordinary Shares upon the exercise and settlement or termination of any Permitted Warrant Transaction and make any payment in cash (including by set-off) upon the exercise and settlement or termination of any Permitted Warrant Transaction. This Section 7.7 shall not prohibit any action permitted pursuant to Section 7.24 in respect of Permitted Convertible Debt. 7.8 Transfers. Except for Permitted Transfers, no Loan Party shall, and shall not permit any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey (“Transfer”) any equitable, beneficial or legal interest in any material portion of its assets (including, without limitation, pursuant to a Division). 7.9 Mergers and Consolidations. No Loan Party shall, nor will it permit any Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (other than mergers or consolidations of (a) a Subsidiary which is not a Loan Party into another Subsidiary or into a Loan Party, (b) a Loan Party into another Loan Party) or (c) the liquidation of a Subsidiary of Loan Party; provided that in the case of this clause (c), (i) no Event of Default is continuing and (ii) all the assets and all proceeds from such liquidation (if any) of such Subsidiary are distributed to such Loan Party or if such Subsidiary is not a Loan Party to the Borrower or any of its Subsidiaries. 7.10 Taxes. Each Loan Party shall, and shall cause each of its Subsidiaries to, pay when due (or within any applicable grace period and proper extensions) all material Taxes of any nature whatsoever now or hereafter imposed or assessed against any Loan Party or such Subsidiary or the Collateral or upon any Loan Party’s (or such Subsidiary’s) ownership, possession, use, operation or disposition thereof or upon any Loan Party’s (or such Subsidiary’s) rents, receipts or earnings arising therefrom. Each Loan Party shall, and shall cause each of its Subsidiaries to, accurately file on or before the due date therefor (taking into account any applicable grace period and proper extensions) all federal and state income Tax returns and other material Tax returns required to be filed. Notwithstanding the foregoing, each Loan Party and its Subsidiaries may contest, in good faith and by appropriate proceedings diligently conducted, Taxes for which such Loan Party and its Subsidiaries maintain adequate reserves in accordance with GAAP. 7.11 Corporate Changes. (a) Loan Parties shall upon five (5) days prior written notice, notify the Agent prior to changing their respective corporate name, legal form or jurisdiction of formation. (b) No Loan Party nor any Subsidiary shall suffer a Change in Control other than in a transaction permitted under Sections 7.8 or 7.9.

55 1617053195.17 (c) No Loan Party shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America, Switzerland. (d) If any Loan Party intends to add any new offices or business locations in the United States, including warehouses, containing any portion of such Loan Party’s assets or property valued, individually or in the aggregate, in excess of One Million Dollars ($1,000,000), then such Loan Party will use commercially reasonable efforts to cause the landlord of any such new offices or business locations, including warehouses, to execute and deliver a landlord consent in form and substance satisfactory to Agent. (e) If any Loan Party intends to deliver any portion of Collateral valued, individually or in the aggregate, in excess of One Million Dollars ($1,000,000) to a bailee located in the United States, and Agent and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which such Loan Party intends to deliver the Collateral, then such Loan Party will use commercially reasonable efforts to cause such bailee to execute and deliver a bailee agreement in form and substance satisfactory to Agent. (f) No Loan Party will, nor will it permit any Subsidiary to, engage to any material extent in any business other than those businesses conducted by such Loan Party and its Subsidiaries on the date hereof or any businesses that are similar, reasonably related, corollary, ancillary, complementary or incidental thereto or in support thereof or representing a reasonable expansion or development thereof. (g) Without the prior written consent of Agent, no Loan Party will make, or agree to make, any modification, amendment or waiver of any of the terms or provisions of any Loan Party’s Organizational Documents that is adverse to Agent or any of the Lenders. 7.12 Deposit Accounts. Except as set forth in Section 7.23, no Loan Party shall maintain any Deposit Accounts, or accounts holding Investment Property, except (i) with respect to which Agent has an Account Security Agreement, (ii) any Excluded Non-DACA Account and (iii) any other Deposit Account or account holding Investment Property which is opened after the Closing Date; provided that, other than Excluded Accounts, (A) the respective Loan Party provides an Account Security Agreement to Agent within thirty (30) days of the date such Deposit Account or account holding Investment Property is opened and, (B) during the period before effectiveness of the Account Security Agreement, the amount on deposit in all such Deposit Accounts in aggregate shall not exceed $500,000. Notwithstanding the foregoing, the Loan Parties shall not maintain any amounts in any ICS Sweep Account unless (i) the Loan Parties maintain Qualified Cash in an aggregate amount equal to or greater than one hundred percent (100%) of the aggregate outstanding Secured Obligations (inclusive of any Prepayment Charge or End of Term Charge that would be due and owing if the outstanding Loans were prepaid at the time of measurement) in accounts (including any ICS Sweep Account) subject to an Account Security Agreement; provided that such requirement shall not apply anytime Parent’s Market Capitalization is greater than One Billion Dollars ($1,000,000,000) (the “ICS Sweep Requirement”), (ii) any such ICS Sweep Account is subject to an Account Security Agreement and (iii) no Default or Event of Default has occurred and is continuing. If the Loan Parties fall out of compliance with the ICS Sweep Requirements at any time, they shall have five (5) Business Days from the initial time of non-compliance (“ICS Non-Compliance Deadline”) to transfer any amounts in the ICS Sweep Account to other Deposit Accounts, or accounts holding Investment

56 1617053195.17 Property that are subject to an Account Security Agreement, and shall not be in breach of this Section 7.12 so long as such transfer is completed by the ICS Non-Compliance Deadline. 7.13 Joinder of Subsidiaries. Borrower shall notify Agent of each Subsidiary formed or acquired subsequent to the Closing Date (including any new Subsidiary formed by Division) or any Subsidiary no longer qualifying as an Excluded Subsidiary and, within thirty (30) days of such formation or acquisition or such failure to qualify as an Excluded Subsidiary (or such longer period of time as agreed to by Agent in writing in its sole discretion), shall cause any such Subsidiary (other than an Excluded Subsidiary) to execute and deliver to Agent a Joinder Agreement and such other documents and instruments as shall be reasonably requested by Agent to effectuate the transactions contemplated by such Joinder Agreement (in each case in form and substance reasonably acceptable to Agent), or, if requested by Agent, a Guaranty and appropriate collateral security documents to secure the obligations pursuant to such Guaranty (in each case in form and substance reasonably acceptable to Agent); it being agreed that if such new Subsidiary is formed by a Division, the foregoing requirements shall be satisfied substantially concurrently with the formation of such Subsidiary. 7.14 Regulatory and Product Notices. The Borrower, on behalf of the Loan Parties, shall promptly (but in any event within five (5) Business Days) after the receipt thereof notify Agent of: (a) any written notice that the FDA (or international equivalent) is materially limiting, suspending or revoking any Registration (including, but not limited to, by the issuance of a clinical hold), (b) any written notice that a Loan Party or its Subsidiaries has become subject to any material regulatory action, (c) any written notice of the exclusion or debarment from any governmental healthcare program or debarment or disqualification by FDA (or international equivalent) of any Loan Party or its Subsidiaries, (d) any written notice that a Loan Party or any Subsidiary, or any of their licenses or sublicenses (including licenses or sublicenses under any Material Agreement), is being investigated or is the subject of any allegation of potential or actual violations of any FDA Laws, (e) any written notice that any Borrower Product has been seized, withdrawn, recalled, detained, or is subject to a suspension of manufacturing, any written notice of any pending or threatened, or the commencement of, material proceedings in the United States or any other jurisdiction seeking the withdrawal, recall, suspension, import detention, or seizure of, any Borrower Product, and (f) any written notice changing the scope of marketing authorization or labeling of the products of any Loan Party and its Subsidiaries under any Registration. 7.15 Notification of Event of Default. Each Loan Party shall notify Agent promptly (but in any event within two (2) Business Days after a Responsible Officer becomes aware) of the occurrence of any Event of Default. 7.16 [Reserved]

57 1617053195.17 7.17 Use of Proceeds. Borrower agrees that the proceeds of the Loans shall be used solely to pay related fees and expenses in connection with this Agreement and for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions. 7.18 Material Agreement. The Loan Parties shall (a) not, without the consent of Agent, terminate any Material License or amend any Material License in a manner that is reasonably likely to have a material negative impact on Agent or Lenders, and (b) concurrently with delivery of Compliance Certificate accompanying the financial statements delivered pursuant to Section 7.1(b) or 7.1 (c), give written notice to Agent of entering into a Material Agreement or materially amending or terminating a Material Agreement during the period covered by such Compliance Certificate. 7.19 Compliance with Laws. (a) The Loan Parties (i) shall maintain, and shall cause their Subsidiaries to maintain, compliance in all material respects with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations), and (ii) shall, or cause its Subsidiaries to, obtain and maintain all required governmental authorizations, approvals, licenses, franchises, permits or registrations reasonably necessary in connection with the conduct of such Loan Party’s business, in each case, except where a failure to comply with clauses (i) or (ii) could not reasonably be expected to have a Material Adverse Effect. No Loan Party shall become an “investment company,” a company that would be an “investment company” except for the exclusion from the definition of “investment company” in Section 3(c) of the 1940 Act, or a company controlled by an “investment company” under the 1940 Act, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation X, T and U of the Federal Reserve Board of Governors). (b) No Loan Party nor any of its Subsidiaries shall knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. No Loan Party nor any of its Subsidiaries shall directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, in violation of any Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law, in violation of any Anti-Terrorism Law. (c) Each Loan Party has implemented and shall maintain in effect policies and procedures designed to promote compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and employees and to the knowledge of such Loan Party its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. (d) No Loan Party, nor any of their Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of any Loan Party, any agent for any Loan Party or its Subsidiaries that will act in any capacity in connection with the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will be used by any Loan Party or its Subsidiaries to violate Anti-Corruption Laws or applicable Sanctions.

7.20 Financial Covenant.

(a) Minimum Cash. Beginning on the Initial Minimum Cash Test Date and at all times thereafter the Loan Parties shall maintain Qualified Cash in an amount greater than or equal to (i) the outstanding principal amount of the Term Loan Advances, multiplied by fifty-five percent (55.00%) (the "Minimum Cash Coverage Percentage"); provided, that, upon Borrower's achievement of both the Tranche ~~2~~3 Milestone and the Tranche ~~3~~4 HS Milestone, the Minimum Cash Coverage Percentage shall be reduced to ~~forty~~forty-five percent (~~40~~45.00%); provided, further, upon Borrower's achievement of the Approval Milestone, the Minimum Cash Coverage Percentage shall be reduced to thirty-five percent (~~35~~35.00%). Notwithstanding the foregoing, this Section 7.21(a) shall not be required to be complied with at any time in which Parent's Market Capitalization for such day is greater than ~~Two~~One Billion Five Hundred Million Dollars ($~~2,500,000,000~~1,500,000,000).

(b) If any Loan Party redeems Permitted Convertible Debt in cash, based on the Redemption Conditions, Borrower shall, at all times thereafter, maintain Qualified Cash in an amount equal to the greater of: (i) the amount required by the defined term "Redemption Conditions" or (ii) the amount required by Section 7.20(a).

(c) Conditional Performance Covenant. If any Tranche 5 Advance is drawn, the Loan Parties shall thereafter, beginning on the Initial Conditional Performance Covenant Test Date, satisfy either of: (i) Performance Covenant A, tested quarterly or (ii) Performance Covenant B, Performance Covenant C or Performance Covenant D, tested at all times.

7.21 Intellectual Property. Each Loan Party shall (i) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of its material owned Intellectual Property; (ii) promptly advise Agent in writing upon becoming aware of infringements of its material owned Intellectual Property; and (iii) not allow any owned Intellectual Property material to such Loan Party's business to be abandoned, forfeited or dedicated to the public without Agent's written consent. If a Loan Party (a) obtains in its name any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, or (b) applies in its name for any registered Patent or the registration of any Trademark, then such Loan Party shall provide written notice thereof to Agent with the then next-Compliance Certificate with respect to the financial statements referred to in Sections 7.1(b) and 7.1(c) and (except for any Loan Party which is incorporated in England and Wales) shall execute such intellectual property security agreements (unless the Agent deems such Intellectual Property to be sufficiently covered under any existing Lien granted by the relevant Loan Party under the applicable Loan Documents) and other documents and take such other actions as Agent may request in its good faith business judgment to, subject to Permitted Liens, Permitted Royalty Transactions and Permitted Exclusive Licenses, perfect and maintain a first priority perfected security interest in favor of Agent in any such property that are material to the business of such Loan Party. If a Loan Party decides to register in its name any Copyrights or mask works in the United States Copyright Office, such Loan Party shall at the time of delivery of the then next-Compliance Certificate with respect to the financial statements referred to in Sections 7.1(b) and 7.1(c): (x) provide Agent with a copy of the application it filed with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions, in each case, as Agent may

58

~~1617053195.17~~

59 1617053195.17 request in its good faith business judgment to, subject to Permitted Liens, Permitted Royalty Transactions and Permitted Exclusive Licenses, perfect and maintain a first priority perfected security interest in favor of Agent in such registered Copyrights or mask works submitted for registration with the United States Copyright Office, in each case, that are material to the business of such Loan Party; and (z) record such intellectual property security agreement with the United States Copyright Office with the United States Copyright Office. The Loan Parties shall at the time of delivery of the then next-Compliance Certificate with respect to the financial statements referred to in Section 7.1(b) and 7.1(c) provide to Agent copies of all applications that it filed for registered Patents or for the registration of Trademarks (except for the Trademarks that have been or are being applied for registration by a Loan Party with the United States Patent and Trademark Office or a corresponding foreign office or agency through Kellerhals Carrard, as fiduciary of such Loan Party, to protect the confidentiality of such Trademarks as potential brand names), Copyrights or mask works, together with evidence of the recording of the intellectual property security agreement required in each case in the United States for Agent to perfect and maintain, subject to Permitted Liens, Permitted Royalty Transactions and Permitted Exclusive Licenses a first-priority perfected security interest in each material Intellectual Property of such Loan Party. The Loan Parties shall provide written notice to Agent within thirty (30) days of entering or becoming bound by any Restricted License after the Closing Date (other than licenses, software as a service or similar agreements for off-the-shelf software that is commercially available to the public). The Loan Parties shall take such commercially reasonable steps as Agent reasonably requests in writing to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (1) any Restricted License (other than licenses, software as a service or similar agreements for off-the-shelf software that is commercially available to the public and, for the avoidance of doubt, the Material Agreements existing on the Closing Date) to be deemed “Collateral” and for Agent to have a security interest in it that is otherwise restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (2) Agent to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Agent’s rights and remedies under this Agreement and the other Loan Documents. 7.22 Transactions with Affiliates. no Loan Party shall, nor shall it permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of such Loan Party or such Subsidiary on terms that are less favorable to such Loan Party or such Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of such Loan Party or such Subsidiary other than (a) as otherwise described on Schedule 7.22 and any amendment, replacement and refinancing thereof that does not impose materially more burdensome terms upon any Loan Party or Subsidiary, (b) Subordinated Indebtedness, (c) equity investments by Company’s investors in its Subsidiaries, provided that such equity investment does not constitute a Change in Control, (d) transactions between Loan Parties and transactions between Subsidiaries which are not Loan Parties, (e) to the extent approved by such Loan Party’s Board of Directors or a duly authorized committee thereof or a duly authorized officer of such Loan Party, reasonable and customary expenses, severance, or employee benefit arrangements for directors and officers of such Loan Party or any of their respective Subsidiaries, (f) to the extent approved by such Loan Party’s Board of Directors or a duly authorized committee thereof or a duly authorized officer of such Loan Party, compensation and benefits arrangements for directors, officers and other employees of the Loan Parties and their Subsidiaries, (g) transactions consisting of (i) payment of directors’ and officers’ fees and reimbursement

60 1617053195.17 of reasonable costs and expenses incurred in connection with attending board of director (or comparable governing body) meetings, (ii) reimbursement of reasonable out-of- pocket costs and expenses of directors, officers and employees incurred in the ordinary course of business and (iii) customary indemnities to officers and directors, (h) Permitted Investments, Permitted Indebtedness and transactions permitted by Section 7.7, and (i) the granting of registration and other customary rights in connection with any equity investment in Parent, and (j) leasing or subleasing assets in the ordinary course of business. 7.23 Post-Closing. Each Loan Party shall: (a) deliver to Agent, within ten (10) days of the Closing Date (or such later date as Agent may determine in its reasonable discretion) (i) the certificates representing the Equity Interests required to be pledged pursuant to the Parent Pledge Agreement, together with an undated stock power or similar instrument of transfer for each such certificate endorsed in blank by a duly authorized director or officer of the pledgor thereof, and (ii) each material debt instrument (if any) endorsed (without recourse) in blank (or accompanied by a transfer form endorsed in blank) by the pledgor thereof required to be pledged to Agent under the Parent Pledge Agreement; (b) except with respect to Deposit Account(s) and securities accounts subject to Section 4.1(b), deliver to Agent, within forty-five (45) days of the Closing Date (or such later date as Agent may determine in its reasonable discretion) duly executed Account Security Agreement(s) with respect to each Deposit Account or accounts holding Investment Property (in each case other than Excluded Non-DACA Accounts), existing as of the Closing Date and subject to the requirements of Section 7.12; and (c) deliver to Agent, within three (3) Business Days of the Closing Date, a copy of Parent’s register of mortgages and charges, in form and substance acceptable to the Agent under Section 4.1(r). 7.24 Permitted Convertible Debt Financing. No Loan Party shall (a) issue any Permitted Convertible Debt if, at the time of such issuance or immediately after, and giving pro forma effect to such issuance, a Default or an Event of Default shall exist or result therefrom; (b) make or permit any payment on Permitted Convertible Debt except (i) interest payments in accordance with the terms of the indenture governing such Permitted Convertible Debt, and (ii) any Loan Party’s delivery of conversion or exchange consideration in connection with the conversion by holders of any Permitted Convertible Debt in accordance with the terms of the indenture governing such Permitted Convertible Debt or the delivery of shares and Cash in lieu of fractional Class A Ordinary Shares to induce the conversion of Permitted Convertible Debt; provided that the conversion or exchange consideration (or inducement consideration) paid to such holders is limited to (A) Class A Ordinary Shares and (B) Cash in lieu of fractional Class A Ordinary Shares; or (c) redeem or repurchase any Permitted Convertible Debt other than (i) repurchase of Permitted Convertible Debt in exchange for Class A Ordinary Shares, a different series of Permitted Convertible Debt, Cash in an amount that does not exceed the proceeds received by any Loan Party in a concurrent offering of Class A Ordinary Shares, Cash in respect of accrued but unpaid interest and/or Cash in lieu of fractional Class A Ordinary Shares, (ii) pursuant to a redemption in which the Redemption Conditions have been met, or (iii) pursuant to customary mandatory repurchase rights upon the occurrence of a “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term.

61 1617053195.17 7.25 Compliance with Swiss Non-Bank Rules: Swiss Loan Parties shall ensure that they are at all times in compliance with the Swiss Non-Bank Rules, provided that a Swiss Loan Party shall not be in breach of this covenant if the relevant number of creditors in respect of either the Swiss Ten Non-Bank Rule or the Swiss Twenty Non-Bank Rule is exceeded solely as a result of (i) one or more Lenders failing to comply with any of the relevant requirements of Section 11.8 (Successors and Assigns) (ii) a Lender incorrectly declaring its status as to whether or not it is a Qualifying Bank or qualifies as one creditor only for the purposes of the Swiss Non-Bank Rules, (iii) a Lender which indicated pursuant to Exhibit L that it is a Qualifying Bank, ceasing to be a Qualifying Bank or (iv) a Lender which is not a Qualifying Bank ceasing to count as one creditor for purposes of the Swiss Non-Bank Rules. For the purpose of its compliance with the Swiss Twenty Non-Bank Rule under this Section 7.24, the number of Lenders under this Agreement which are not Qualifying Banks shall be deemed to be 10 (irrespective of whether or not there are, at any time, any such Lenders). SECTION 8. RESERVED. SECTION 9. EVENTS OF DEFAULT The occurrence of any one or more of the following events shall be an “Event of Default”: 9.1 Payments. A Loan Party fails to pay (i) any amount (other than principal or interest) due under this Agreement or any of the other Loan Documents for 3 days after the due date, and (ii) any principal or interest hereunder on the due date; provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Agent or Lenders or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or 9.2 Covenants. A Loan Party breaches or defaults in the performance of any covenant under this Agreement, or any of the other Loan Documents, and (a) with respect to a Default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.19, 7.20, 7.21, 7.22, 7.23, 7.24 and 7.25), any other Loan Document, or any other agreement among any Loan Party, Agent and Lenders, such default continues for more than fifteen (15) days after the earlier of the date on which (i) Agent or Lenders has given written notice of such default to Borrower and (ii) a Responsible Officer of any Loan Party has actual knowledge of such default or (b) with respect to a Default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.19, 7.20, 7.21, 7.22, 7.23, 7.24 and 7.25, the occurrence of such Default; or 9.3 Material Adverse Effect. A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect; provided that the occurrence of the following, individually, shall not, in and of itself, constitute a “Material Adverse Effect” hereunder: (i) the failure to achieve the Approval Milestone, Tranche 2 Milestone, Tranche 3 Milestone or, Tranche 4 Milestone or Tranche 4 HS Milestone, (ii) adverse results or delays with respect to, or the failure to achieve, any clinical or non-clinical trial goals or objectives, (iii) the denial, delay or limitation or qualification of approval of the FDA or other regulatory agency with respect to any proposed drug, the Core Product or other Borrower Products, (iv) a material adverse effect upon the Agent or the Lenders rights or remedies, or a material part of the Collateral or Agent’s Lien on the Collateral or the priority of such liens to the extent resulting solely from any actions or inactions on the part of Agent and/or any Lender (where applicable, despite timely receipt of information regarding any Loan Party as required by this Agreement) or (v) material adverse

62 1617053195.17 effects resulting from changes in government policies, in each of cases (i) through (v) above, so long as the same does not affect the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents. 9.4 Representations. Any representation (other than under Section 6.1) or warranty made by any Loan Party in any Loan Document shall have been false or misleading in any material respect when made or when deemed made; or 9.5 Insolvency. (a) any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries), fail to be solvent as described under Section 5.15 hereof; (b) a Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) begins an Insolvency Proceeding; (c) an Insolvency Proceeding is begun against a Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) and is not dismissed or stayed within forty-five (45) days (but no Advances shall be made while any of the conditions described in clause (a) exist or until any Insolvency Proceeding is dismissed), or (d) with respect to any Loan Party incorporated under the laws of Switzerland, such Loan Party incorporated under the laws of Switzerland is in the state of over-indebtedness (Überschuldung) pursuant to Art. 725b Swiss Code of Obligations, except for as long as a subordination (Rangrücktritt) in accordance with Art. 725b para. 4 no. 1 of the Swiss Code of Obligations for such Loan Party incorporated under the laws of Switzerland is in place, or (e) with respect to any Loan Party incorporated under the laws of England and Wales, such Loan Party incorporated under the laws of England and Wales is the subject of a UK Insolvency Proceeding; or 9.6 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least $2,000,000 (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against any Loan Party or any of its Subsidiaries by any Governmental Authority, and the same are not, within forty-five (45) days after the entry, assessment or issuance thereof, discharged, vacated, or after execution thereof, or stayed pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no additional Advances shall be made prior to the discharge, or stay of such fine, penalty, judgment, order or decree); or 9.7 Attachment; Levy; Restraint on Business. (a) (i) The service of process seeking to attach, by trustee or similar process, any funds of the Loan Parties or any of its Subsidiaries individually or in the aggregate, in excess of $2,000,000, or (ii) a notice of lien or levy is filed against any assets of any Loan Party or any of its Subsidiaries individually or in the aggregate, in excess of $2,000,000 by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise, in each case, unless such action (A) is being contested in good faith and by appropriate proceedings diligently conducted or (B) would otherwise constitute a Permitted Lien; provided, however, no Advances shall be made during any ten (10) days cure period; or (b) (i) any material portion of any Loan Party’s or any of its Subsidiaries’ assets, taken as a whole, is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents any Loan Party (other than Immaterial Subsidiaries) from conducting all or any material part of the business of the Loan Parties taken as a whole, and the same under subclauses (i) and (ii) hereof are not, within for ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or

63 1617053195.17 otherwise) in each case, unless such action (A) is being contested in good faith and by appropriate proceedings diligently conducted or (B) would otherwise constitute a Permitted Lien; or 9.8 Other Obligations. The occurrence of any default under (i) any agreement or obligation of a Loan Party involving any Indebtedness in excess of $2,000,000, or (ii) any Material Agreement resulting in a right by a third party or parties, whether or not exercised, to terminate such Material Agreement or accelerate payments in excess of $2,000,000 owed thereunder. SECTION 10. REMEDIES 10.1 General. Upon the occurrence and during the continuance of any one or more Events of Default, Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the outstanding Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence and during the continuance of an Event of Default of the type described in Section 9.5, all of the Secured Obligations (including, without limitation, the Prepayment Charge and the End of Term Charge) shall automatically be accelerated and made due and payable, in each case without any further notice or act). Borrower hereby irrevocably appoints Agent as its lawful attorney-in-fact to: (a) exercisable following the occurrence of an Event of Default, (i) sign Borrower’s name on any invoice or bill of lading for any account or drafts against account debtors; (ii) demand, collect, sue, and give releases to any account debtor for monies due, settle and adjust disputes and claims about the accounts directly with account debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Agent’s or Borrower’s name, as Agent may elect); (iii) make, settle, and adjust all claims under Borrower’s insurance policies; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) transfer the Collateral into the name of Agent or a third party as the UCC or applicable law permits; and (vi) receive, open and dispose of mail addressed to Borrower; and (b) (i) endorse Borrower’s name on any checks, payment instruments, or other forms of payment or security; and (ii) notify all account debtors to pay Agent directly. Borrower hereby appoints Agent as its lawful attorney-in-fact, effective as of the occurrence of an Event of Default, to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Agent’s security interest in the Collateral if an Event of Default has occurred until Payment in Full. Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Agent’s rights and powers, coupled with an interest, are irrevocable until Payment in Full. Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Agent’s rights and remedies shall be cumulative and not exclusive. 10.2 Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at

64 1617053195.17 public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower. Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities: First, to Agent, in an amount equal to the sum of all fees owing to Agent hereunder and under any other Loan Document; Second, to Agent and Lenders in an amount sufficient to pay in full Agent’s and Lenders’ reasonable documented out of pocket costs and professionals’ and advisors’ fees and expenses as described in Section 11.13; Third, to Lenders, ratably, in an amount equal to the sum of all accrued interest owing to Lenders on the Term Loan Advances hereunder; Fourth, to Lenders, ratably, in an amount equal to the sum of the outstanding principal and premium, if any owing to Lenders from Borrower on the Term Loan Advances hereunder; Fifth, to Lenders and Agent, ratably (in proportion to all remaining Secured Obligations owing to each), in an amount equal to the sum of all other outstanding and unpaid Secured Obligations (including principal, interest, and the default rate interest set forth in Section 2.4, if required under this Agreement), in such order and priority as Agent may choose in its sole discretion; and Finally, after Payment in Full, to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct. Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC. In case of a conflict between the provisions of this Section 10.2 and the Swiss Law Security Documents, the provisions of the Swiss Law Security Documents shall prevail. 10.3 No Waiver. Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral. 10.4 Waivers. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Agent on which Borrower is liable. 10.5 Cumulative Remedies. The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent. SECTION 11. MISCELLANEOUS

65 1617053195.17 11.1 Swiss limitations. If and to the extent a Swiss Loan Party becomes liable under the Loan Documents for an obligations of any Affiliate (other than obligations of any of that Swiss Loan Party's Wholly-Owned Subsidiaries) and if complying with such obligations would be restricted under then applicable Swiss corporate law (the “Restricted Obligations”), the fulfilment of any obligation of a Swiss Loan Party shall be limited to the maximum amount permitted by law at the time of fulfilment or enforcement (as the case may be) (such maximum amount, the “Maximum Amount” and the corresponding restriction, the “Limitation”). The Limitation shall not release any Swiss Loan Party from the fulfilment of its obligations or the application of enforcement proceeds in excess of the Maximum Amount, but merely postpone the performance date thereof until such time as it is again permitted notwithstanding the Limitation. A Swiss Loan Party shall take all action and cause all action to be taken to enable the fulfilment of its obligations or the application of enforcement proceeds as soon as possible and in an amount as large as possible notwithstanding the Limitation. In particular, to the extent permitted by law and Swiss accounting standards and upon request by the Agent, each Swiss Loan Party shall (a) write up or sell any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of a sale, however, only if such assets are not necessary for the Swiss Loan Party's business (nicht betriebsnotwendig); (b) reduce its share capital to the minimum allowed under then applicable law; (c) to the extent that the fulfilment of any obligation or the application of proceeds from the enforcement to satisfy Restricted Obligations are subject to Swiss Withholding Tax, the Swiss Loan Party (i) shall: (A) use its best efforts to procure that the fulfilment of such obligation or the application of such enforcement proceeds can be made without deduction of Swiss Withholding Tax by discharging the liability of such tax by notification pursuant to applicable law rather than payment of the tax, (B) if the notification procedure pursuant to clause (i)(A) above does not apply, deduct the Swiss Withholding Tax at such rate as in force from time to time or as provided by any relevant provision of applicable double tax treaties, from the respective amount to be paid and promptly pay any such Swiss Withholding Tax deducted to the Swiss Federal Tax Administration; (C) and provide the Agent with evidence that such a notification of the Swiss Federal Tax Administration has been made or, as the case may be, such Swiss Withholding Tax deducted has been paid to the Swiss Federal Tax Administration, (ii) shall use its best efforts to procure that any person who is entitled to a full or partial refund of the Swiss Withholding Tax deducted pursuant to this clause (ii)(c): (A) request a refund of the Swiss Withholding Tax under applicable law as soon as possible; and (B) pay to the Agent upon receipt any amount so refunded to cover any outstanding part of the Restricted Obligation; (C) notwithstanding anything to the contrary in any Loan Document, shall not be required to gross up, indemnify or hold harmless any Loan Party for the deduction of Swiss Withholding Tax in an amount exceeding the Maximum Amount, provided that this should not in any way limit any obligations of any other Loan Party under the Loan Documents to indemnify the Lenders in respect of the deduction of the Swiss Withholding Tax. For the avoidance of doubt, if and to the extent that a Swiss Loan Party, including MoonLake AG, becomes liable under the Loan Documents for the obligations of any of that Swiss Loan Party's Wholly-Owned Subsidiaries, the Limitation under this Section 11.1 does not apply. 11.2 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. 11.3 Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery

66 1617053195.17 of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows: (a) If to Agent: HERCULES CAPITAL, INC. Legal Department Attention: Chief Legal Officer and Bryan Jadot, Tom Hertzberg, John Miotti 1 North B Street, Suite 2000 San Mateo, CA 94401 email: legal@htgc.com, (bjadot@htgc.com), (thertzberg@htgc.com), (jmiotti@htgc.com) Telephone: 650-289-3060 (b) If to Lenders: HERCULES CAPITAL, INC. Legal Department Attention: Chief Legal Officer and Bryan Jadot, Tom Hertzberg, John Miotti 1 North B Street, Suite 2000 San Mateo, CA 94401 email: legal@htgc.com, (bjadot@htgc.com), (thertzberg@htgc.com), (jmiotti@htgc.com) Telephone: 650-289-3060 (c) If to Borrower: MoonLake Immunotherapeutics AG Attention: Matthias Bodenstedt or Jorge Santos da Silva or Nicolas Mosimann Dorfstrasse 29 – 6300 Zug - Switzerland email: [***] With a copy to: Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, NY 10166-0193 Attention: Jin Hee Kim Facsimile: [***] Email: [***] or to such other address as each party may designate for itself by like notice.

67 1617053195.17 11.4 Entire Agreement; Amendments. (a) This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated February 5, 2025 and the Non-Disclosure Agreement). (b) Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.4(b). The Required Lenders and Loan Parties party to the relevant Loan Document may, or, with the written consent of the Required Lenders, Agent and Loan Parties party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of Lenders or of Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan Advance, reduce the stated rate of any interest (or fee payable hereunder) or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.4(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by Loan Parties of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Loan Party from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.19 or Addendum 4 without the written consent of Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon the applicable Loan Parties, Lenders, Agent and all future holders of the Loans. 11.5 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. 11.6 No Waiver. The powers conferred upon Agent and Lenders by this Agreement are solely to protect their rights hereunder and under the other Loan Documents and their interest in the Collateral and shall not impose any duty upon Agent or Lenders to exercise any such powers. No omission or delay by Agent or Lenders at any time to enforce any right or remedy reserved to them, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or Lenders are entitled, nor shall it in any way affect the right of Agent or Lenders to enforce such provisions thereafter.

68 1617053195.17 11.7 Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lenders and shall survive the execution and delivery of this Agreement. Sections 6.3, 11.9, 11.11, 11.14, 11.15, 11.17 and 11.18 shall survive the termination of this Agreement. 11.8 Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on each Loan Party and its permitted assigns (if any). No Loan Party shall assign its obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and Lenders may assign, transfer, or endorse (including for the avoidance of doubt, by way of a true sale transaction) its rights hereunder and under the other Loan Documents without prior notice to Borrower, and all of such rights shall inure to the benefit of Agent’s and Lenders’ successors and assigns; provided that such assignment, transfer or endorsement occurs to a Qualifying Bank or a Permitted Non-Qualifying Bank Lender; and provided that as long as no Event of Default has occurred and is continuing, neither Agent nor any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party that is a direct competitor of Borrower (whether as an operating company or direct or indirect parent with voting control over such operating company) or a distressed debt or vulture fund (in each case, as reasonably determined by Agent), it being acknowledged that in all cases, any transfer, assignment or endorsement of rights to an Affiliate of any Lender or Agent shall be allowed, provided that such Affiliate is a Qualifying Bank or a Permitted Non-Qualifying Bank Lender. The prior written consent of the Swiss Loan Parties is only required if as a result of such transfer, assignment or endorsement, there would be more than ten Lenders under this Agreement which are not Qualifying Banks. Such consent must not be unreasonably withheld or delayed, and Swiss Loan Parties may withhold their consent only if such assignment, transfer or endorsement would result in a violation of the Swiss Non-Bank Rules or if the assignee is, neither a Qualifying Bank nor a Permitted Non-Qualifying Bank Lender. The Swiss Loan Parties will be deemed to have given their consent ten (10) Business Days after the Agent has requested it unless consent is expressly refused by the Swiss Loan Parties within that time. The Lenders shall provide the Agent with prior written notice of any such assignment, transfer or endorsement. Notwithstanding the foregoing, (x) in connection with any assignment by a Lender as a result of a forced divestiture at the request of any regulatory agency, the restrictions set forth herein, other than the consent requirement in case of a transfer, assignment or endorsement of rights to a Lender that is not a Qualifying Bank or Permitted Non-Qualifying Bank Lender, shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein, other than the consent requirement in case of a transfer, assignment or endorsement of rights to a Lender that is not a Qualifying Bank or Permitted Non-Qualifying Bank Lender, shall not apply and Agent and Lenders may assign, transfer or endorse its rights hereunder and under the other Loan Documents to any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such assignee as Agent reasonably shall require. Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices in the United States a register for the recordation of

69 1617053195.17 the names and addresses of Lender(s), and the Term Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Agent and Lender(s) shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. 11.9 Sub-Participations. Subject to Section 11.8 above and except for assignment, transfer or endorsement (including for the avoidance of doubt, by way of a true sale transaction) to a participant that complies with the provisions of Section 11.8 relating to assignment, transfer or endorsement to a participant that is not a Qualifying Bank, no Lender shall enter into any arrangement with another person that is not a Qualifying Bank under which such Lender substantially transfers its exposure under this Agreement to that other person, unless under such arrangement throughout the life of such arrangement: (i) the relationship between the Lender and that other person is that of a debtor and creditor (including in the bankruptcy or similar event of the Lender); (ii) the other person will have no proprietary interest in the benefit of this Agreement or in any monies received by the Lender under or in relation to this Agreement; and (iii) the other person will under no circumstances (other than permitted assignments, transfers or endorsements under Section 11.8 above) (x) be subrogated to, or substituted in respect of, the Lender's claims under this Agreement and (y) have otherwise any contractual relationship with, or rights against, the Swiss Loan Parties under or in relation to this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, its other obligations under any Loan Document) to any Person except (i) to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or (ii) upon inquiry by the Swiss Federal Tax Administration claiming that a Lender qualifies as more than one creditor for the purposes of the Swiss Non-Bank Rules. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. Borrower agrees that each participant shall be entitled to the benefits of the provisions in Addendum 1 attached hereto (subject to the requirements and limitations therein, including the requirements under Section 7 of Addendum 1 attached hereto (it being understood that the documentation required under Section 7 of Addendum 1 attached hereto shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.8; provided that such participant shall not be entitled to receive any greater payment under Addendum 1 attached hereto, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation, (B) each Lender agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Addendum 1 with respect to its participant(s), (C) no such participation shall release any Lender from any of its obligations under any Loan Document and (D) if no Event of Default has occurred and is continuing, no participant

70 1617053195.17 may be a direct competitor (whether as an operating company or direct or indirect parent with voting control over such operating company) of Borrower (as reasonably determined by Agent). 11.10 Governing Law. This Agreement and the other Loan Documents (except the Swiss Law Security Documents and the English Law Security Documents) have been negotiated and delivered to Agent and Lenders in the State of New York, and shall have been accepted by Agent and Lenders in the State of New York. Payment to Agent and Lenders by any Loan Party of the Secured Obligations is due in the State of New York. This Agreement and the other Loan Documents (except the Swiss Law Security Documents and the English Law Security Documents) shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. 11.11 Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 11.12 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents (except the Swiss Law Security Documents and the English Law Security Documents) may be brought in any state or federal court located in the State of New York. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive jurisdiction of the United States District Court for the Southern District of New York; (b) waives any objection as to jurisdiction or venue in United States District Court for the Southern District of New York; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.3, and shall be deemed effective and received as set forth in Section 11.3. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction. 11.12 [Reserved]. 11.13 Professional Fees. Borrower promises to pay Agent’s and Lenders’ reasonable, documented out of pocket fees and expenses necessary to finalize the Loan Documents, including but not limited to reasonable documented out of pocket attorneys’ fees, UCC searches, filing costs, and other related expenses. In addition, Borrower promises to pay any and all reasonable documented out of pocket attorneys’ and other reasonable documented out of pocket professionals’ fees (excluding costs of in-house counsel) and reasonable documented out of pocket expenses incurred by Agent and Lenders after the Closing Date in connection with or related to: (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or Lenders in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof. 11.14 Confidentiality. Agent and Lenders acknowledge that items of Collateral and information provided to Agent and Lenders by Borrower are confidential and proprietary

71 1617053195.17 information of the Loan Parties (the “Confidential Information”). Accordingly, Agent and Lenders agree that any Confidential Information it may obtain in connection with the Loan Documents or in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and Lenders may disclose any such information: (a) to its Affiliates and its partners, investors, lenders, directors, officers, employees, agents, advisors, counsel, accountants, representatives and other professional advisors if Agent or Lenders in their sole discretion determine that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this Section or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information and in any case are no less restrictive than this Section; (b) if such information is generally available to the public or to the extent such information becomes publicly available other than as a result of a breach of this Section or becomes available to Agent or any Lender, or any of their respective Affiliates on a non-confidential basis from a source other than a Loan Party; (c) if required or appropriate in any report, statement or testimony required by law or order of any Governmental Authority to be submitted to any Governmental Authority having or claiming to have jurisdiction over Agent or Lenders and any rating agency; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lenders’ counsel; (e) to comply with any legal requirement or law applicable to Agent or Lenders or demanded by any Governmental Authority; (f) to the extent reasonably necessary in connection with the exercise of, or preparing to exercise, or the enforcement of, or preparing to enforce, any right or remedy under any Loan Document (including Agent’s sale, lease, or other disposition of Collateral after the occurrence and during the continuance of and Event of a Default), or any action or proceeding relating to any Loan Document; (g) to any participant or assignee of Agent or Lenders or any bona fide prospective participant or assignee, provided, that such participant or assignee or prospective participant or assignee is subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information which are no are no less restrictive than this Section 11.14; (h)to any investor or bona fide potential investor (and each of their respective Affiliates or clients) in Agent or Lenders (or each of their respective Affiliates); provided that such investor, potential investor, Affiliate or client is subject to confidentiality obligations with respect to the Confidential Information which are no are no less restrictive than this Section 11.14; (i) otherwise to the extent consisting of general portfolio information that does not identify any Loan Party; or (j) otherwise with the prior written consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents. Agent’s and Lenders’ obligations under this Section 11.14 shall supersede all of their respective obligations under the Non-Disclosure Agreement. 11.15 Assignment of Rights. Borrower acknowledges and understands that Agent or Lenders may, subject to Section 11.8, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”). After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and Lenders hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lenders shall retain all rights, powers and remedies hereby given. No such assignment by Agent or Lenders shall relieve Borrower of any of its obligations hereunder. Lenders agree that in the event of any transfer by it of the promissory note(s) (if any), it will

72 1617053195.17 endorse thereon a notation as to the portion of the principal of the promissory note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon. 11.16 Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or Lenders. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lenders or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lenders in Cash. 11.17 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. 11.18 No Third-Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lenders and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, Lenders and the Loan Parties party thereto. 11.19 Agency. Agent and each Lender hereby agree to the terms and conditions set forth on Addendum 4 attached hereto. Borrower acknowledges and agrees to the terms and conditions set forth on Addendum 4 attached hereto. 11.20 Publicity. None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party's name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the "Publicity Materials"); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, trademarks, servicemarks in any news or press release concerning such party; provided however, notwithstanding anything to the contrary herein, no such consent shall be required (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.14.

73 1617053195.17 11.21 Multiple Borrowers. Each Borrower hereby agrees to the terms and conditions set forth on Addendum 5 attached hereto. 11.22 Managerial Assistance. Borrower acknowledges that Hercules Capital, Inc. has elected to be regulated as a business development company under the 1940 Act, and as such is required to make available significant managerial assistance to its portfolio companies. Significant managerial assistance may include, but is not limited to, guidance and counsel concerning the portfolio company’s management, operations, business objectives and policies, arrangement of financing, management of relationships with financing sources, recruitment of management personnel and evaluation of acquisition and divestiture opportunities. Borrower hereby acknowledges and agrees that it may request such assistance at any time from Hercules Capital, Inc. by contacting legal@htgc.com. 11.23 Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 12. GUARANTY. 12.1 Guaranty. Each Loan Party hereby agrees that such Loan Party is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Agent and the Lenders and their respective successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Secured Obligations owed or hereafter owing to Agent and Lenders by each other Loan Party. Each Loan Party agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, and that its obligations under this Section 12 shall be absolute and unconditional, irrespective of, and unaffected by: (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Loan Party is or may become a party; (b) the absence of any action to enforce this Agreement (including this Section 12) or any other Loan Document or the waiver or consent by Agent and Lenders with respect to any of the provisions thereof; (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Secured Obligations or any action, or the absence of any action, by Agent and Lenders in respect thereof (including the release of any such security); (d) the insolvency of any Loan Party; or

74 1617053195.17 (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Loan Party shall be regarded, and shall be in the same position, as principal debtor with respect to the Secured Obligations guaranteed hereunder. Notwithstanding anything to the contrary, the obligations of the Loan Parties under this Section 12 shall be automatically terminated and discharged upon the occurrence of Payment in Full and, with respect to any individual Loan Party, shall be automatically terminated and discharged if such Loan Party becomes and Excluded Subsidiary or ceases to be a Subsidiary pursuant to a Transfer permitted hereunder. 12.2 Waivers by the Loan Parties. Each Loan Party expressly waives all rights it may have now or in the future under any statute, or at common law, or pursuant to any other laws or in equity, or otherwise, to compel Agent or Lenders to marshal assets or to proceed in respect of the Secured Obligations guaranteed hereunder against any other Loan Party, any other party or against any security for the payment and performance of the Secured Obligations before proceeding against, or as a condition to proceeding against, such Loan Party. It is agreed among each Loan Party, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 12 and such waivers, Agent and Lenders would decline to enter into this Agreement. 12.3 Benefit of Guaranty. Each Loan Party agrees that the provisions of this Section 12 are for the benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower, on the one hand, and Agent and Lenders, on the other hand, the obligations of such other Loan Party under the Loan Documents. 12.4 Subordination of Subrogation, Etc. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 11.7, each Loan Party hereby expressly and irrevocably subordinates to the prior payment in full, in cash, of the Secured Obligations (other than contingent indemnity obligations for which no claim is outstanding) any and all rights pursuant to any laws or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until Payment in Full has occurred. Each Loan Party acknowledges and agrees that this subordination is intended to benefit Agent and Lenders and shall not limit or otherwise affect such Loan Party’s liability hereunder or the enforceability of this Section 12, and that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 12.4. 12.5 Election of Remedies. If Agent or Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving Agent or such Lender a Lien upon any Collateral, whether owned by any Loan Party or by any other Person, either by judicial foreclosure or by non judicial sale or enforcement, Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 12. If, in the exercise of any of its rights and remedies, Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Loan Party or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Loan Party hereby consents to such action by Agent or such Lender and waives any claim based upon such action, even if such action by Agent or such Lender shall result in a full or partial loss of any rights of subrogation which each Loan Party

75 1617053195.17 might otherwise have had but for such action by Agent or such Lender. Any election of remedies which results in the denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Loan Party shall not impair any other Loan Party’s obligation to pay the full amount of the Secured Obligations. In the event Agent or any Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or the Loan Documents, Agent (either directly or through one or more acquisition vehicles) or such Lender may offset the Secured Obligations against the purchase price of such bid in lieu of accepting cash or other non-cash consideration in connection with such sale or other disposition. The amount of the successful bid at any such sale, whether Agent, any Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair and reasonably equivalent value of the Collateral and the difference between such bid amount and the remaining balance of the Secured Obligations shall be conclusively deemed to be the amount of the Secured Obligations guaranteed under this Section 12, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale. 12.6 Limitation. Notwithstanding any provision herein contained to the contrary, the liability of each Loan Party (other than the Borrower) under this Section 12 (which liability is in any event in addition to amounts for which such Loan Party is primarily liable under Section 2) shall be limited to an amount not to exceed as of any date of determination the greater of: (a) the net amount of all Loans (plus all other Secured Obligations owing in connection therewith) advanced to any other Loan Party under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Loan Party; and (b) the amount which could be claimed by Agent and Lenders from such Loan Party under this Section 12 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code, as amended, or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Loan Party’s right of contribution and indemnification from each other Loan Party under Section 12.6. In addition, in the case of any Loan Party incorporated in England and Wales, its obligations under this Section 12 shall not extend to include any obligation or liability if and to the extent that doing so will be unlawful financial assistance (including within the meaning of sections 678 or 679 of the Companies Act 2006). The provisions of this Section 12.6 shall be implemented automatically without the need for any amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document. 12.7 Contribution with Respect to Guaranty Secured Obligations. (a) To the extent that any Loan Party shall make a payment under this Section 12 of all or any of the Secured Obligations (other than Loans made to that Loan Party for which it is primarily liable) (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Party, exceeds the amount which such Loan Party would otherwise have paid if each Loan Party had paid the aggregate Secured Obligations satisfied by such Guarantor Payment in the same proportion that such Loan Party’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Loan Parties as

76 1617053195.17 determined immediately prior to the making of such Guarantor Payment, then, following the occurrence of Payment in Full, such Loan Party shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Party for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. (b) As of any date of determination, the “Allocable Amount” of any Loan Parties shall be equal to the maximum amount of the claim which could then be recovered from such Loan Parties under this Section 12 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code, as amended or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. (c) This Section 12.7 is intended only to define the relative rights of Loan Parties and nothing set forth in this Section 12.7 is intended to or shall impair the obligations of Loan Parties, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 12.1. Nothing contained in this Section 12.7 shall limit the liability of any Loan Party to pay the Loans made directly or indirectly to that Loan Party and accrued interest, fees, expenses and all other Secured Obligations with respect thereto for which such Loan Party shall be primarily liable. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Party to which such contribution and indemnification is owing. (e) The rights of the indemnifying Loan Parties against other Loan Parties under this Section 12.7 shall be exercisable upon and after Payment in Full. 12.8 Liability Cumulative. The liability of Loan Parties under this Section 12 is in addition to and shall be cumulative with all liabilities of each Loan Party to Agent and Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any Secured Obligations or obligation of any other Loan Party, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. (SIGNATURES TO FOLLOW)

77 1617053195.17 IN WITNESS WHEREOF, Borrower, Agent and Lenders have duly executed and delivered this Loan and Security Agreement as of the day and year first above written. BORROWER: MOONLAKE IMMUNOTHERAPEUTICS AG Signature: Print Name: Matthias Bodenstedt Title: Chief Financial Officer

78 1617053195.17 GUARANTOR: MOONLAKE IMMUNOTHERAPEUTICS Executed as a Deed Signature: Print Name: Title: Director

79 1617053195.17 Accepted in New York, New York: AGENT: HERCULES CAPITAL, INC. Signature: Print Name: Title: LENDERS: HERCULES CAPITAL, INC. Signature: Print Name: Seth Meyer Title: CFO HERCULES PRIVATE CREDIT FUND 1 L.P. By: Hercules AdviserPrivate Global Venture Growth Fund GP I LLC, its Investment Advisergeneral partner Signature: Print Name: Seth Meyer Title: CFO

80 1617053195.17 HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P. By: Hercules AdviserPrivate Global Venture Growth Fund GP I LLC, its Investment Advisergeneral partner Signature: Print Name: Seth Meyer Title: Authorized Signatory HERCULES VENTURE GROWTH CREDIT OPPORTUNITIES FUND I L.P. By: Hercules AdviserVenture Growth Credit Opportunities Fund GP I LLC, its Investment Advisergeneral partner Signature: Print Name: Seth Meyer Title: Authorized Signatory

81 1617053195.17 Table of Addenda, Exhibits and Schedules Addendum 1: Taxes; Increased Costs Addendum 2: Delivery Instructions Addendum 4: Agent and Lender Terms Addendum 5: Multiple Loan Party Terms Exhibit A: Advance Request Attachment to Advance Request Exhibit B: Name, Locations and Other Information Exhibit C: Patents, Trademarks, Copyrights and Licenses Exhibit D: Deposit Accounts and Investment Accounts Exhibit E: Compliance Certificate Exhibit F: Joinder Agreement Exhibit H: ACH Debit Authorization Agreement Exhibit J-1: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit J-2: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit J-3: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit J-4: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit L: Form of Lender Status Confirmation (For Lenders) Schedule 1.1 Commitments Schedule 1 Subsidiaries Schedule 1A Existing Permitted Indebtedness Schedule 1B Existing Permitted Investments Schedule 1C Existing Permitted Liens Schedule 5.3 Consents, Etc. Schedule 5.8 Tax Matters Schedule 5.9 Intellectual Property Claims Schedule 5.10 Intellectual Property Schedule 5.11 Borrower Products

82 1617053195.17 Schedule 5.13 Employee Loans Schedule 5.14 Capitalization Schedule 7.23 Affiliate Transactions

83 1617053195.17 ADDENDUM 1 to LOAN AND SECURITY AGREEMENT TAXES; INCREASED COSTS 1. Defined Terms. For purposes of this Addendum 1: a. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. b. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, if different, is treated as resident for tax purposes, or in the case of any Lender, its applicable lending office or other permanent establishment located in, the jurisdiction (or any political subdivision thereof) imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Term Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Term Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Addendum 1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Addendum 1 and (iv) any withholding Taxes imposed under FATCA. c. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. d. “Foreign Lender” means a Lender that is not a U.S. Person. e. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (g), Other Taxes. f. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

84 1617053195.17 g. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. h. “Recipient” means Agent or any Lender, as applicable. i. “Withholding Agent” means Borrower and Agent. 2. Payments Free of Taxes. a. Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Addendum 1) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. b. A payment shall not be increased under Section 2 of this Addendum 1, no indemnification shall be owed by a Swiss Loan Party pursuant to Section 4 of this Addendum 1 and no increased payment shall be made pursuant to Section 2.5 of the Agreement if the relevant payment is made by a Swiss Loan Party and, for a deduction on account of Swiss Withholding Tax if: i. on the date on which the payment falls due the payment could have been made to the relevant Lender without a deduction on account of Swiss Withholding Tax if that Lender has initially confirmed to be a Qualifying Bank or that it counts as one (1) creditor only for purposes of the Swiss Non-Bank Rules, but on that date that Lender is not or has ceased to be a Qualifying Bank or has ceased to count as one (1) creditor only for purposes of the Swiss Non-Bank Rules (other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law, treaty or any published practice of any relevant taxing authority); or ii. such deduction is a result of: A. that Lender's non-compliance with its obligations under Section 11.8 of the Agreement; B. such Lender becoming a Lender under this Agreement as a result of a non-compliance by the relevant assigning Lender with its obligations under Section 11.8 of the Agreement; or

85 1617053195.17 C. that Lender incorrectly declaring its status as to whether or not it is a Qualifying Bank or whether or not it counts as one (1) creditor only for purposes of the Swiss Non-Bank Rules. 3. Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes. 4. Indemnification by Borrower. Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Addendum 1 or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate describing the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. In addition, Borrower agrees to pay, and to hold Agent and any Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar Taxes (excluding Taxes imposed on or measured by the net income of Agent or such Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement. 5. Indemnification by Lenders. Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.9 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to Lenders from any other source against any amount due to Agent under this Section 5. 6. Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to the provisions of this Addendum 1, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent. 7. Status of Lenders. a. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Agent, at the time or times reasonably requested by Borrower or Agent, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Agent

86 1617053195.17 as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Addendum 1) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. b. Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person, i. any Lender that is a U.S. Person shall deliver to Borrower and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; ii. any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable: A. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; B. executed copies of IRS Form W-8ECI; C. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or D. to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or

87 1617053195.17 more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner; iii. any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Agent to determine the withholding or deduction required to be made; and iv. if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. c. Each Lender confirms on or prior to the date on which such Lender becomes a Lender under this Agreement, its status as to whether or not it is a Qualifying Bank or Permitted Non-Qualifying Bank Lender and qualifies as one creditor only for the purposes of the Swiss Non-Bank Rules by delivering a certificate substantially in the form of Exhibit L. d. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Agent in writing of its legal inability to do so. 8. Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Addendum 1 (including by the payment of additional amounts pursuant to the provisions of this Addendum 1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Addendum 1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 8, in no event

88 1617053195.17 will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. 9. Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan Advance or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request of such Recipient, Borrower will pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered. 10. Survival. Each party’s obligations under the provisions of this Addendum 1 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

1617053195.17 Conformed through First Amendment to Loan and Security Agreement, dated February 20, 2026 EXECUTION VERSION ADDENDUM 2 to LOAN AND SECURITY AGREEMENT Delivery Instructions The Compliance Certificate and monthly bank statements showing cash balances may be uploaded and executed, as applicable, via Lumonic1 or be sent via email to hercules@lumonic.com, should access to Lumonic be temporarily unavailable. All other financial reports required to be furnished to Agent pursuant to Section 7.1 shall be (i) submitted via Lumonic, (ii) be sent to hercules@lumonic.com, should access to Lumonic be temporarily unavailable, or (iii) be deemed as delivered when filed or furnished with the SEC pursuant to Section 7.1. 1 All references to Lumonic shall be interpreted as the Portfolio Management Software currently in use by Agent. Lumonic can be reached at the following URL: https://lumonic.com/

1617053195.17 ADDENDUM 3 to LOAN AND SECURITY AGREEMENT [Reserved]

1617053195.17 ADDENDUM 4 to LOAN AND SECURITY AGREEMENT Agent and Lender Terms (a) Each Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as Agent hereunder and under the other Loan Documents and irrevocably authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto (including, without limitation, entering into any subordination or intercreditor agreement on terms and conditions satisfactory to Agent in its sole discretion pursuant to this Agreement). Agent shall have only those duties which are specified in this Agreement and it may perform such duties by or through its agents, representatives or employees. In performing its duties on behalf of Lenders, Agent shall exercise the same care which it would exercise in dealing with loans made for its own account, but it shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of all or any of the Loan Documents, or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents furnished or delivered in connection herewith or therewith by Agent to any Lender or by or on behalf of Borrower to Agent or any Lender, or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein, as to the use of the proceeds of the Term Loan Advances, the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent. Agent shall not be responsible for insuring the Collateral or for the payment of any Taxes, assessments, charges or any other charges or liens of any nature whatsoever upon the Collateral or otherwise for the maintenance of the Collateral, except in the event Agent enters into possession of a part or all of the Collateral, in which event Agent shall preserve the part in its possession. Unless the officers of Agent acting in their capacity as officer of Agent on Borrower’s account have actual knowledge thereof or have been notified in writing thereof by Lenders, Agent shall not be required to ascertain or inquire as to the existence or possible existence of any Event of Default. (b) In relation to any Swiss Law Security Documents under which security of an accessory nature (akzessorische Sicherheit) is granted (the “Swiss Accessory Loan Documents”), each present and future Lender hereby appoints and authorizes Agent for the benefit of the Lenders to, with respect to such security of an accessory nature (akzessorische Sicherheit), take all action and exercise all powers and discretion in the name and for the account of such Lender as its direct representative (direkter Stellvertreter), including, without limitation, (i) to sign the relevant Swiss Accessory Loan Documents in its name, (ii) to accept, hold, administer and, if necessary, enforce the security granted under any of the Swiss Accessory Loan Documents, (iii) to agree to amendments, restatements and other alterations of the Swiss Accessory Loan Documents, (iv) to effect any release of the security under, and the termination of, any Swiss Accessory Loan Documents, and (v) to exercise such other rights, powers, authorities and discretions granted to Agent hereunder or under the relevant Swiss Accessory Loan Documents. In relation to any Swiss Law Security Documents under which security of a non-accessory nature (nicht-akzessorische Sicherheit) is granted, each present and future Lender hereby appoints and authorizes Agent for the benefit of the Lenders to, with respect to such security of a non-accessory nature (nicht-akzessorische Sicherheit), take all action and exercise all powers and

2 1617053195.17 discretion in the name of Agent but for the account of such Lender as its indirect representative (indirekter Stellvertreter). (c) Neither Agent nor any of its officers, directors, employees, attorneys, representatives or agents shall be liable to Lenders for any action taken or omitted hereunder or under any of the other Loan Documents or in connection herewith or therewith unless caused by its or their gross negligence or willful misconduct. No provision of this Agreement or of any other Loan Document shall be deemed to impose any duty or obligation on Agent to perform any act or to exercise any power in any jurisdiction in which it shall be illegal, or shall be deemed to impose any duty or obligation on Agent to perform any act or exercise any right or power if such performance or exercise (a) would subject Agent to a Tax in a jurisdiction where it is not then subject to a Tax or (b) would require Agent to qualify to do business in any jurisdiction where it is not so qualified. Without prejudice to the generality of the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or (where so instructed) refraining from acting under this Agreement or under any of the other Loan Documents in accordance with the instructions of Lenders. Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement unless and until it has obtained the written instructions of Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon Agent in its individual capacity. With respect to its participation in the Loan Agreement hereunder, Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same rights and powers as though it were not performing the duties and functions delegated to it hereunder and the term “Lender” or “Lenders” or any similar term shall unless the context clearly indicates otherwise include Agent in its individual capacity. (d) Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of this Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction. (e) Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Addendum 4, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of, this

3 1617053195.17 Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder. (f) To the extent not reimbursed either by Borrower or from the application of Collateral proceeds pursuant to Section 10.2, a Lender (the “Indemnified Lender”) shall be indemnified by the other Lenders (an “Indemnifying Lender”), on a several basis in proportion to each Lender’s pro rata portion of the Term Commitment, and each Indemnifying Lender agrees to reimburse the Indemnified Lender for the Indemnifying Lender’s pro rata share of the following items (an “Indemnified Payment”): (i) all reasonable out-of-pocket costs and expenses of the Indemnified Lender incurred by the Indemnified Lender in connection with the discharge of its activities under this Agreement or the Loan Agreement, including reasonable legal expenses and attorneys’ fees; provided, that the Indemnified Lender shall consult with the other Lender regarding the incurrence of such costs and expenses at reasonable intervals (but not more often than monthly) and any such reasonable costs and expenses shall be “Claims” hereunder notwithstanding any disagreement by the other Lender as to their incurrence; and (ii) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, which may be imposed on, incurred by or asserted against the Indemnified Lender in any way relating to or arising out of this Agreement, or any action taken or omitted by the Indemnified Lender hereunder; provided, however, that the Indemnified Lender shall not be reimbursed or indemnified for an Indemnified Payment, except to the extent that the Indemnified Lender paid more than its ratable share of such payment. All Indemnified Payments as set forth in this clause (e) to an Indemnified Lender are intended to be paid ratably by the other Lender. (g) Agent in Its Individual Capacity. The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity. (h) Exculpatory Provisions. Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, Agent shall not: (i) be subject to any fiduciary, advisory or other implied duties, regardless of whether any Default or any Event of Default has occurred and is continuing; (ii) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by Lenders, provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose

4 1617053195.17 Agent to liability or that is contrary to any Loan Document or applicable law; and (iii) except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and Agent shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity. (i) In connection with any exercise of Enforcement Actions hereunder, neither any Agent nor any Lender or any of its partners, or any of their respective directors, officers, employees, attorneys, accountants, or agents shall be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct with respect to its duties under this Agreement. (j) Each Lender and Agent may execute any of its powers and perform any duties hereunder either directly or by or through agents or attorneys-in-fact. Each Lender and Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. No Lender or Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it, if the selection of such agents or attorneys-in-fact was done without gross negligence or willful misconduct. (k) Each Lender agrees that it will make its own independent investigation of the financial condition and affairs of Borrower in connection with the making of Term Loan Advances pursuant to the Loan Agreement and has made and shall continue to make its own appraisal of the creditworthiness of Borrower. Neither Agent nor any Lender shall have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of all Lenders or to provide the other Lenders with any credit or other information with respect thereto whether coming into its possession before the date hereof or any time or times thereafter and shall further have no responsibility with respect to the accuracy of or the completeness of the information provided to Lenders by Borrower.

5 1617053195.17 (l) For the purposes of English law, each Lender hereby irrevocably appoints Agent to act on its behalf as security trustee under and in respect of each of the English Law Security Documents and authorizes the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with each English Law Security Document, together with any other incidental rights, powers, authorities and discretions thereunder and hereunder. Agent declares that it holds the security property under the English Law Security Documents on trust for the Lenders on the terms contained in the English Law Security Documents and this Agreement. For the purposes of English law, the rights, powers, authorities and discretions given to the Agent under or in connection with the English Law Security Documents shall be supplemental to the United Kingdom's Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in Agent by law or regulation or otherwise. Section 1 of the Trustee Act 2000 shall not apply to the duties of Agent in relation to the trusts constituted by this paragraph and the English Law Security Documents. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement and/or an English Law Security Document, the provisions of this Agreement and/or such English Law Security Document(s) shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement and the English Law Security Documents shall constitute a restriction or exclusion for the purposes of that Act.

6 1617053195.17 ADDENDUM 5 to LOAN AND SECURITY AGREEMENT Multiple Loan Party Terms (a) Loan Party’s Agent. Each Loan Party (other than MoonLake AG) (each, an “Additional Loan Party”) hereby irrevocably appoints MoonLake AG as its agent, attorney-in-fact and legal representative (in such capacity, the “Loan Party Representative”) for all purposes, including (i) for each Borrower, requesting disbursement of the Term Loan, and (ii) for each Additional Loan Party, (A) receiving account statements and other notices and communications to the Additional Loan Parties (or any of them) from Agent or any Lender, and (B) to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Additional Loan Party notwithstanding that they may affect such Additional Loan Party, without reference to or the consent of such Additional Loan Party, with such Additional Loan Party to be bound as though such Additional Loan Party itself had executed or made the agreements or effected the amendments, supplements or variations. Agent may rely, and shall be fully protected in relying, on any request for the Term Loan Advances, disbursement instruction, report, information or any other notice or communication made or given by the Loan Party Representative, whether in its own name or on behalf of one or more of the other Additional Loan Parties, and Agent shall not have any obligation to make any inquiry or request any confirmation from or on behalf of any Additional Loan Party as to the binding effect on it of any such request, instruction, report, information, other notice or communication, nor shall the joint and several character of Loan Parties’ obligations hereunder be affected thereby. Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Loan Party Representative or given to the Loan Party Representative under any Loan Document on behalf of any Additional Loan Party or in connection with any Loan Document shall be binding for all purposes on that Additional Loan Party as if that Additional Loan Party had expressly made, given or concurred with it. (b) Waivers. Each Additional Loan Party hereby waives with respect to the Secured Obligations incurred by any other Loan Party: (i) any right to require Agent to institute suit against, or to exhaust its rights and remedies against, such other Loan Party or any other person, or to proceed against any property of any kind which secures all or any part of the Secured Obligations, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Agent or any Indebtedness of Agent or any Lender to such other Loan Party, or to exercise any other right or power, or pursue any other remedy Agent or any Lender may have; (ii) any defense arising by reason of any disability or other defense of such other Loan Party or any guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of such other Loan Party or any guarantor or any endorser, co-maker or other person, with respect to all or any part of the Secured Obligations, or by reason of any act or omission of Agent or others which directly or indirectly results in the discharge or release of such other Loan Party or any guarantor or any other person or any Secured Obligations or any security therefor, whether by operation of law or otherwise; (iii) any defense arising by reason of any failure of Agent to obtain, perfect, maintain or keep in force any Lien on, any property of any Borrower or any other person; (iv) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against such other Loan Party or any guarantor or any endorser, co-maker or other person,

7 1617053195.17 including without limitation any discharge of, or bar against collecting, any of the Secured Obligations (including without limitation any interest thereon), in or as a result of any such proceeding. Until Payment in Full, nothing shall discharge or satisfy the liability of any Loan Party hereunder. If any claim is ever made upon Agent for repayment or recovery of any amount or amounts received by Agent in payment of or on account of any of the Secured Obligations, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Agent repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Agent or any of its property, or by reason of any settlement or compromise of any such claim effected by Agent with any such claimant (including without limitation the any other Loan Party), then and in any such event, each Additional Loan Party agrees that any such judgment, decree, order, settlement and compromise shall be binding upon such Loan Party, notwithstanding any revocation or release of this Agreement or the cancellation of any note or other instrument evidencing any of the Secured Obligations, or any release of any of the Secured Obligations, and each Loan Party shall be and remain liable to Agent and Lenders under this Agreement for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Agent or any Lender, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Agreement. Each Additional Loan Party hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against any other Loan Party, and all rights of recourse to any assets or property of any other Loan Party, and all rights to any collateral or security held for the payment and performance of any Secured Obligations, including (but not limited to) any of the foregoing rights which such Additional Loan Party may have under any present or future document or agreement with any other Loan Party or other person, and including (but not limited to) any of the foregoing rights which any Loan Party may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine until Payment in Full. (c) Consents. Each Additional Loan Party hereby consents and agrees that, without notice to or by such Loan Party (except any notices expressly required by the Loan Documents) and without affecting or impairing in any way the obligations or liability of such Loan Party hereunder, Agent may, from time to time before or after revocation of this Agreement, do any one or more of the following in its sole and absolute discretion: (i) accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Secured Obligations; (ii) grant any other indulgence to any Loan Party or any other Person in respect of any or all of the Secured Obligations or any other matter; (iii) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Secured Obligations or any guaranty of any or all of the Secured Obligations, or on which Agent at any time may have a Lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (iv) substitute or add, or take any action or omit to take any action which results in the release of, any one or more other Loan Parties or any endorsers or guarantors of all or any part of the Secured Obligations, including, without limitation one or more parties to this Agreement, regardless of any destruction or impairment of any right of contribution or other right of the Loan Parties; (v) apply any sums received in respect of the Secured Obligations from any other Loan Party, any guarantor, endorser, or co-signer, or from the disposition of any Collateral or security, to the Secured Obligations that are then due and payable. Each Loan Party consents and agrees that Agent shall be under no obligation to marshal any assets in favor of the Loan Parties, or against or in payment of any or all of the Secured Obligations. Each Loan Party

8 1617053195.17 further consents and agrees that Agent shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Secured Obligations. Without limiting the generality of the foregoing, Agent shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Secured Obligations. (d) Independent Liability. Each Loan Party hereby agrees that one or more successive or concurrent actions may be brought hereon against such Loan Party, in the same action in which any other Loan Party may be sued or in separate actions, as often as deemed advisable by Agent. Each Loan Party is fully aware of the financial condition of each other Loan Party and is executing and delivering this Agreement based solely upon its own independent investigation of all matters pertinent hereto, and such Loan Party is not relying in any manner upon any representation or statement of Agent or any Lender with respect thereto. Each Loan Party represents and warrants that it is in a position to obtain, and each Loan Party hereby assumes full responsibility for obtaining, any additional information concerning any other Loan Party’s financial condition and any other matter pertinent hereto as such Loan Party may desire, and such Loan Party is not relying upon or expecting Agent to furnish to it any information now or hereafter in Agent’s possession concerning the same or any other matter. (e) Subordination. All Indebtedness of a Loan Party now or hereafter arising held by another Loan Party is subordinated to the Secured Obligations and the Loan Party holding the Indebtedness shall take all actions reasonably requested by Agent to effect, to enforce and to give notice of such subordination. (f) Service of Process. Each Loan Party that is organized outside of the United States of America shall appoint CT Corporation System, or other agent acceptable to Agent, as its agent for the purpose of receiving service of any process in the United States of America, evidenced by a service of process letter in form and substance satisfactory to Agent (each, a “Process Letter”). Each Loan Party shall take all actions, including payment of fees to such agent, to ensure that each Process Letter remains effective at all times.